                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                         TRANSAMERICA IDEX MUTUAL FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
      [ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                         TRANSAMERICA IDEX MUTUAL FUNDS

                          (FORMERLY, IDEX MUTUAL FUNDS)

                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on

                                 --------------

To the Shareholders:

Notice is hereby given that Transamerica IDEX Mutual Funds ("TA IDEX") will hold a special meeting of shareholders of each series of TA IDEX, a list of which is available in Appendix A to the attached Proxy Statement (each, a "Fund" and
collectively the "Funds") on                  , at TA IDEX's offices, 570
Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 2:00 p.m., local time, as adjourned from time to time (the "Meeting") for the purposes listed below:

I.    To elect Trustees to the Board of Trustees ("Board") of TA IDEX.

II. To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which each Fund of TA IDEX would be reorganized in a tax-free transaction as separate series of Transamerica IDEX Mutual Funds Trust, a newly created Delaware statutory trust.

III. To approve changes to the fundamental investment restrictions of the Funds.

IV. To consider and act upon such other business as may properly come before the Meeting.

After careful consideration, the Board unanimously approved Proposals I, II and III and recommends that shareholders vote "FOR" these three Proposals.

The matters referred to above are discussed in detail in the Proxy Statement attached to this notice. The Board has fixed the close of business on as the record date for determining the shareholders entitled to notice of, and to vote at, the Meeting. Each share of a TA IDEX fund is entitled to one vote, and a proportionate fractional vote for each fractional shares held with respect to each proposal. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Regardless of whether you plan to attend the Meeting in person, please vote your shares.

By Order of the Board,

John K. Carter, Esq.
Secretary

[DATE]

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED. FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (FORMERLY, IDEX MUTUAL FUNDS)
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                         Special Meeting of Shareholders
                         To Be Held on

This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Transamerica IDEX Mutual Funds ("TA IDEX") for use at a special meeting of shareholders of each series of TA IDEX, a list of which is available in Appendix A to the Proxy Statement (each, a "Fund" and collectively the
"Funds"), on                   , at TA IDEX's offices, 570 Carillon Parkway,
St. Petersburg, Florida, 33716-1294, at 2:00 p.m., local time, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of each of the Funds with respect to the proposals set forth in the accompanying notice. You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of any Funds at the close of business on
                   ("Record Date"). It is anticipated that proxies and proxy
statements will first be mailed to shareholders on or about                  .

                                  INTRODUCTION

At a meeting held on October 5, 2004, the Board approved on behalf of each Fund a series of measures that it believes will, among other things: enhance the management of TA IDEX in a changing regulatory and investment environment; simplify and modernize TA IDEX and the Funds to permit them to respond more quickly and favorably to changed circumstances without expense and delay; and clarify the rights, privileges and powers of the Funds' shareholders and the Board. The implementation of these measures, each of which is briefly summarized below, is subject to the approval of the Funds' shareholders.

      - First, each of the current Trustees of TA IDEX is being proposed for re-election to the Board. In addition to the current Trustees, Mr. John Waechter, a Trustee nominee who is not an "interested person," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of TA IDEX is also proposed for election (together with the current Trustees, the "Nominees"). If elected, Mr. Waechter will also serve as "audit committee financial expert" (as that term is defined for legal purposes) on the audit committee of the Board. The first proposal seeks shareholder approval of the Nominees.

      - Second, on behalf of each Fund, the Board approved an Agreement and Plan of Reorganization and Termination ("Reorganization Agreement"), pursuant to which each Fund would be reorganized in a tax-free transaction as a separate series of Transamerica IDEX Mutual Funds Trust, a newly-created Delaware statutory trust (the "New Trust"). This change should help to assure operation under the most advanced form of organization, and is intended to reduce certain expenses, which would benefit shareholders. Implementation of the reorganizations contemplated under the Reorganization Agreement (the "Reorganizations") will result in the transfer of all assets of each Fund to a corresponding series of the New Trust (each a "New Fund") and the continuation with the New Funds. Each New Fund will be managed by the same personnel and in accordance with the same investment objectives, strategies and techniques utilized in the management of each corresponding Fund immediately prior to the Reorganizations. In particular, AEGON Transamerica Fund Advisers, Inc. ("ATFA") will continue to serve as investment adviser to the New Funds and each current investment sub-adviser to a Fund will continue to serve as such with the corresponding New Fund. Shareholders are expected to continue to incur the same fees and expenses with the New Funds as are currently incurred with the Funds. Implementation of the Reorganizations is contingent upon the shareholder approval of the first proposal, as well as approval of the Reorganization Agreement.

      - The third proposal seeks shareholder approval of changes to the Funds' fundamental investment restrictions that are intended to simplify, modernize and make consistent, to the extent possible, the fundamental restrictions of the Funds. Shareholders should note that these changes will not modify the current investment objectives and strategies of the Funds. Approval of this third proposal is not contingent upon the approval of the first and second proposals.

                                   PROPOSAL I
                          ELECTION OF BOARD OF TRUSTEES

Each of the current Trustees of TA IDEX is proposed for election to the Board. In addition, the Nominees include a new proposed Board member, John Waechter, who has the necessary qualifications to serve as audit committee financial expert on the Board's Audit Committee.

A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of TA IDEX, as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Nominee" or "Independent Trustee"). Two Nominees out of eleven, Thomas P. O'Neill and Brian C. Scott, are considered to be "interested persons" of TA IDEX because of their respective employment with ATFA or an affiliate of ATFA. Each of the other Nominees is considered an "Independent Nominee." Together, the Nominees will comprise the entire Board of TA IDEX and serve until their successors have been duly elected or appointed, as applicable, until such Nominee reaches the mandatory retirement age, or until their earlier resignation or removal.

INFORMATION ABOUT THE BOARD AND THE NOMINEES

The Board has overall responsibility to manage and control the business affairs of TA IDEX, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of TA IDEX's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, reaches mandatory retirement age, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed for cause either by the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote.

Listed below, for each Nominee, are the name and age, position and length of service with TA IDEX, principal occupations during the past five years, the number of portfolios in the TA IDEX complex overseen, and any other directorships held by the Nominee. (For purposes of this Proxy Statement, fund "complex" means the following registered investment companies: TA IDEX, AEGON/Transamerica Series Fund, Inc., and Transamerica Income Shares, Inc.)

INDEPENDENT NOMINEES:

                                                                                          NUMBER OF
                                             LENGTH OF                                     FUNDS IN
                                               TIME         PRINCIPAL OCCUPATION(S)        COMPLEX          OTHER
    NAME, ADDRESS AND AGE       POSITION      SERVED          DURING PAST 5 YEARS         OVERSEEN*     DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Peter R. Brown                 Chairman,    1986 -       Chairman & Director,                83         N/A
11180 6th St. East             Trustee      present      AEGON/Transamerica Series
Treasure Island, FL 33706                                Fund (ATSF) (1986-present),
(DOB 5/10/28)                                            Transamerica Income Shares,
                                                         Inc. (TIS) (2002-present) &
                                                         Transamerica Index Funds,
                                                         Inc. (TIF) (2002-present);
                                                         Chairman of the Board, Peter
                                                         Brown Construction Co.
                                                         (1963-2000); Rear Admiral
                                                         (Ret.) U.S. Navy Reserve,
                                                         Civil Engineer Corps.
---------------------------------------------------------------------------------------------------------------------
Daniel Calabria                Trustee      1996-        Director, ATSF (2001-present)       82         N/A
7068 S. Shore Drive S.                      present      & TIS (2002-present); Trustee
South Pasadena, FL 33707(DOB                             (1993-present) & President
3/05/36)                                                 (1993-1995), Florida Tax Free
                                                         Funds
---------------------------------------------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                             LENGTH OF                                     FUNDS IN
                                               TIME         PRINCIPAL OCCUPATION(S)        COMPLEX          OTHER
    NAME, ADDRESS AND AGE       POSITION      SERVED          DURING PAST 5 YEARS         OVERSEEN*     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Janice B. Case                 Trustee      2002-        Director, ATSF (2001-present)       82         Central Vermont
205 Palm Island NW                          present      & TIS (2002-present);                          Public Service
Clearwater, FL 33767                                     Director, Central Vermont                      Co.
(DOB 9/27/52)                                            Public Services Co. (Audit
                                                         Committee); Director, Western
                                                         Electricity Coordinating
                                                         Council (Chairman, Human
                                                         Resources and Compensation
                                                         Committee); Senior Vice
                                                         President (1996-2000),
                                                         Florida Power Corporation
-----------------------------------------------------------------------------------------------------------------------
Charles C. Harris              Trustee      1994-        Director, ATSF (1986-present)       82         N/A
35 Winston Dr.                              present      & TIS (2002-present)
Clearwater, FL 33756
(DOB 1/15/30)
-----------------------------------------------------------------------------------------------------------------------
Leo J. Hill                    Trustee      2002-        Director, ATSF (2002-present)       82         N/A
2201 N. Main St,                            present      & TIS (2002-present); Owner &
Gainesville, FL 32609                                    President, Prestige
(DOB 3/27/56)                                            Automotive Group
                                                         (2001-present)
-----------------------------------------------------------------------------------------------------------------------
Russell A. Kimball, Jr.        Trustee      2000 -       Director, ATSF (1986-present)       82         N/A
1160 Gulf Boulevard                         present      & TIS (2002-present); General
Clearwater Beach, FL 34630                               Manager, Sheraton Sand Key
(DOB 8/17/44)                                            Resort (1975 - present)
-----------------------------------------------------------------------------------------------------------------------
William W. Short, Jr.          Trustee      1986-        Director, ATSF (2000-present)       82         N/A
7882 Lantana Creek Rd.                      present      and TIS (2002 - present);
Largo, FL 33777                                          Retired CEO & Chairman of the
(DOB 2/25/36)                                            Board, Shorts, Inc.
-----------------------------------------------------------------------------------------------------------------------
John W. Waechter               Nominee      2004-        Director, ATSF (2004-present)       45         N/A
3913 Bayview Circle                         present      and TIS (2004-present);
Gulfport, FL 33707                                       Executive Vice President,
(DOB 2/25/52)                                            Chief Financial Officer,
                                                         Chief Compliance Officer,
                                                         William R. Hough & Co.
                                                         (1979-present), Treasurer
                                                         (1993-2004) The Hough Group
                                                         of Funds
-----------------------------------------------------------------------------------------------------------------------
Jack E. Zimmerman              Trustee      1986 -       Retired Director, Regional          37         N/A
6778 Rosezita Lane                          present      Marketing of Marietta Corp. &
Dayton, OH 45459                                         Director of Strategic
(DOB 2/3/28)                                             Planning, Martin Marietta
                                                         Baltimore Aerospace.
                                                         Mr. Zimmerman is also the
                                                         brother-in-law of John Kenney,
                                                         Chairman and Co-CEO of Great
                                                         Companies, L.L.C., a sub-adviser
                                                         to TA IDEX.
-----------------------------------------------------------------------------------------------------------------------

INTERESTED NOMINEES:+

                                                                                          NUMBER OF
                                                                                           FUNDS IN
                                             LENGTH OF      PRINCIPAL OCCUPATION(S)        COMPLEX*         OTHER
    NAME, ADDRESS AND AGE       POSITION    TIME SERVED       DURING PAST 5 YEARS          OVERSEEN     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Thomas P. O'Neill              Trustee      2003-        President, AEGON Financial           82            N/A
1111 North Charles Street                   present      Services Group, Inc.,
Baltimore, MD 21201-5574                                 Financial Institution
(DOB 3/11/58)                                            Division; Director, ATSF, and
                                                         TIS (2003-present); Director,
                                                         TIS; Director, National
                                                         Aquarium of Baltimore
-----------------------------------------------------------------------------------------------------------------------
Brian C. Scott                 Trustee,     2002-        Director, President and CEO,         83            N/A
4333 Edgewood Rd. NE           President    present      ATSF; Director & President,
Cedar Rapids, IA 52499         and CEO                   TIF; Director, President &
(DOB 9/29/43)                                            CEO, Endeavor Management Co.
                                                         (2001-2002); Director,
                                                         President & CEO, TIS;
                                                         Manager, TIM;
                                                         President, Director &
                                                         CEO, ATFA, ATIS & ATFS;
                                                         CEO, Transamerica
                                                         Investors, Inc.
-----------------------------------------------------------------------------------------------------------------------

* The New Funds have not been included in the totals in this column. If the Reorganizations are consummated, the Funds will be liquidated. Thus, the number of funds in the complex will not change.

+May be deemed an "interested person" (as that term is defined in the 1940 Act) of TA IDEX because of his employment with ATFA or an affiliate of the ATFA.

The Board held four regular meetings, and six special meetings, during TA IDEX's most recent fiscal year ended October 31, 2004. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

OFFICERS:

   NAME, ADDRESS*                                     LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5
       AND AGE                 POSITION                   SERVED                               YEARS
-------------------------------------------------------------------------------------------------------------------------
John K. Carter         Senior Vice President,    From 1999 - present       General Counsel, Sr. Vice President,
(DOB 4/24/61)          Chief Compliance                                    Secretary & Chief Compliance Officer, ATSF &
                       Officer, General                                    TIS; Sr. Vice President, General Counsel,
                       Counsel & Secretary                                 Secretary & Chief Compliance Officer TIF;
                                                                           Vice President & Sr. Counsel, Western
                                                                           Reserve Life Assurance Co. of Ohio (WRL);
                                                                           Director, General Counsel, Sr. Vice
                                                                           President & Secretary, ATFA, ATIS & ATFS;
                                                                           Chief Compliance Officer, ATFA; Vice
                                                                           President, AFSG; Vice President, TIM; Vice
                                                                           President & Counsel (1997-1999), Salomon
                                                                           Smith Barney.
-------------------------------------------------------------------------------------------------------------------------
Kim D. Day             Senior Vice President,    From 2002 - present       Vice President, Treasurer & Principal
(DOB 8/2/55)           Treasurer & Principal                               Financial Officer, ATSF, TIS & TIF; Sr. Vice
                       Financial Officer                                   President & Treasurer, ATFS, ATFA, & ATIS;
                                                                           Asst. Vice President, WRL; Vice President,
                                                                           TIM.
-------------------------------------------------------------------------------------------------------------------------

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of TA IDEX receives any compensation from TA IDEX.

John K. Carter and Kim D. Day will continue to serve as officers of TA IDEX.

FUND SHARES OWNED BY PROPOSED TRUSTEES. The following table shows the dollar amount range of each Independent Trustee's "beneficial ownership" of shares of TA IDEX and in the aggregate across all Funds as of November 1, 2004. Dollar amount ranges disclosed are set forth as established by the Securities and Exchange Commission (the "SEC" or the "Commission"). "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

Independent Nominees:

                                                                               AGGREGATE DOLLAR RANGE FOR ALL FUNDS
            NAME                     DOLLAR RANGE OF TA IDEX SHARES                OVERSEEN BY PROPOSED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Peter R. Brown                               Over $ 100,000                               Over $ 100,000
Daniel Calabria (1)                          Over $ 100,000                               Over $ 100,000
Janice B. Case                               Over $ 100,000                               Over $ 100,000
Charles C. Harris                            Over $ 100,000                               Over $ 100,000
Leo J. Hill                                  Over $ 100,000                               Over $ 100,000
Russell A. Kimball, Jr.                      Over $ 100,000                               Over $ 100,000
William W. Short, Jr.                        Over $ 100,000                               Over $ 100,000
John W. Waechter (2)                         Over $ 100,000                               Over $ 100,000
Jack E. Zimmerman                            Over $ 100,000                               Over $ 100,000

(1) A portion of the dollar range of equity securities in TA IDEX for this Trustee consists of allocations made under TA IDEX's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the Fund elected by such Trustee (without the imposition of the sales charge).

Interested Nominees:

                                                                               AGGREGATE DOLLAR RANGE FOR ALL FUNDS
            NAME                        DOLLAR RANGE OF TA IDEX                    OVERSEEN BY PROPOSED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Thomas P. O'Neill                            Over $ 100,000                               Over $ 100,000
Brian C. Scott                               Over $ 100,000                               Over $ 100,000

BENEFICIAL OWNERSHIP BY PROPOSED INDEPENDENT TRUSTEES IN AFFILIATES. The following table shows the dollar range of each Independent Trustee's and of his or her immediate family members' "beneficial ownership" of shares of affiliates of TA IDEX, its adviser and its principal underwriter as of December 31, 2003. Dollar ranges disclosed are set forth as established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

                             NAME OF OWNER AND
                              RELATIONSHIP TO                                  TITLE OF    VALUE OF        PERCENT OF
     NAME OF TRUSTEE              TRUSTEE                      COMPANY           CLASS    SECURITIES          CLASS
----------------------------------------------------------------------------------------------------------------------
Peter R. Brown            Marina D. Brown, Spouse         Transamerica IDEX      A        $1-$10,000      Less than 1%
Daniel Calabria           N/A                             N/A                    N/A      N/A             N/A
Janice B. Case            N/A                             N/A                    N/A      N/A             N/A
Charles C. Harris         N/A                             N/A                    N/A      N/A             N/A
Leo J. Hill               N/A                             N/A                    N/A      N/A             N/A
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse       Transamerica IDEX      N/A      N/A             N/A
William W. Short, Jr.     Joyce J. Short, Spouse          Transamerica IDEX      A        $1-$10,000      Less than 1%
Jack E. Zimmerman         Patricia A. Zimmerman, Spouse   Transamerica IDEX      A        Over $100,000   Less than 1%

BOARD COMPENSATION. The aggregate compensation paid by TA IDEX to each of its Trustees serving during the most recently completed fiscal year is set forth in the table below. Interested Trustees receive no compensation from TA IDEX for their service as Trustee.

Independent Nominees:

                                                     PENSION OR
                                                     RETIREMENT
                                                  BENEFITS ACCRUED      ESTIMATED ANNUAL
                               COMPENSATION         AS PART OF TA        BENEFITS UPON       TOTAL COMPENSATION FROM
           NAME                FROM TA IDEX*        IDEX EXPENSES          RETIREMENT              FUND COMPLEX
---------------------------------------------------------------------------------------------------------------------
Peter R. Brown                    $                    $                      N/A                     $
Daniel Calabria                   $                    $                      N/A                     $
Janice B. Case                    $                    $                      N/A                     $
Charles C. Harris                 $                    $                      N/A                     $
Leo J. Hill                       $                    $                      N/A                     $
Russell A. Kimball, Jr.           $                    $                      N/A                     $
William W. Short, Jr.             $                    $                      N/A                     $
Jack E. Zimmerman                 $                    $                      N/A                     $
Thomas P. O'Neill                 $                    $                      N/A                     $
Brian C. Scott                    $                    $                      N/A                     $

*Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown $ ; Daniel Calabria $ ; William W. Short, Jr., $ ; Charles Harris $ ; Russell A. Kimball, Jr.,
$      ; Janice B. Case $      ; Leo J. Hill $      ; and Jack E. Zimmerman,
$      .

BOARD STANDING COMMITTEES

Audit Committee. The Board of TA IDEX has a standing Audit Committee. Mr. Brown currently serves as chairman of the Audit Committee and Messrs. Calabria, Harris, Hill and Short and Ms. Case currently serve as members of the Audit Committee. Each of the members is an Independent Trustee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the TA IDEX process for monitoring compliance with investment restrictions and applicable laws and the TA IDEX Code of Ethics. The Audit Committee meets periodically, as necessary, and met four times during TA IDEX's most recently completed fiscal year

Nominating Committee. The Board of TA IDEX has a standing Nominating Committee. Mr. Brown currently serves as chairman of the Nominating Committee and Messrs. Calabria, Harris, and Short currently serve as members of the Nominating Committee. Each of the members is an Independent Trustee. The Nominating Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix B to this Proxy Statement. The Nominating Committee nominates and evaluates independent Trustee candidates. The Nominating Committee meets periodically, as necessary, and met twice during TA IDEX's most recently completed fiscal year. As further explained in the charter of the nominating committee, while the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in the charter and in TA IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

Compensation Committee. The Board of TA IDEX has a standing Compensation Committee. Mr. Harris and Ms. Case currently serve as co-chairs of the Compensation Committee, and Messrs. Brown, Hill, Kimball, Short, Zimmerman and Calabria currently serve as members of the Compensation Committee. The Compensation Committee reviews compensation arrangements for each Trustee. The Compensation Committee meets periodically, as necessary, and met one time during TA IDEX's most recently completed fiscal year.

Valuation Committee. The Board of TA IDEX has a standing Valuation Committee. Certain officers of TA IDEX and ATFA currently serve as members of the Valuation Committee at the pleasure of the Board. The Valuation Committee determines the value of any of the portfolio's securities and assets for which market quotations are not readily available or for which valuation cannot be otherwise provided. The Valuation Committee meets periodically, as necessary, and met forty-four times during TA IDEX's most recently completed fiscal year.

The Board has a standing Valuation Oversight Committee. Mr. Hill currently serves as chairman of the Valuation Oversight Committee, and members of the Valuation Oversight Committee will be appointed at the Board's December 2004 meeting. The Valuation Oversight Committee oversees the process by which the Funds calculate their net asset value to verify consistency with the Funds' valuation policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices. The Valuation Oversight Committee meets periodically, as necessary and did not meet during TA IDEX's most recently completed fiscal year.

Proxy Voting Committee. The Board of TA IDEX has a standing Proxy Voting Committee. Ms. Case currently serves as chair of the Proxy Voting Committee, and Messrs. Short and Hill currently serve as members of the Proxy Voting Committee. The Proxy Voting Committee provides TA IDEX's consent to vote in matters where ATFA or a sub-adviser to the Funds seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review ATFA's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval. The Proxy Voting Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

Contract Renewal Committee. The Board has a standing Contract Renewal Committee. Mr. Kimball currently serves as chairman of the Contract Renewal Committee, and members of the Contract Renewal Committee will be appointed at the Board's December 2004 meeting. The Contract Renewal Committee provides oversight of TA IDEX contracts to ensure that the interests of TA IDEX and shareholders are served by the terms of these contracts. The Contract Renewal Committee meets periodically, as necessary, and did not meet during TA IDEX's most recently completed fiscal year.

EVALUATION BY THE BOARD

At a meeting of the Board held on October 5, 2004, the Board, including the Independent Trustees, agreed that the nomination of the Nominees should be submitted to shareholders for approval. The Trustees determined that shareholder election of the Nominees would be in TA IDEX's best interest.

In determining whether it was appropriate to recommend approval by shareholders, the Board reviewed information that it believed appropriate to reach its decision. The Trustees recommended that shareholders vote for the nominees on the basis of the following considerations, among others:

- Each of the Nominees have had distinguished careers and have the professional experience and the background necessary to make valuable contributions to the Board.

- With regard to the Nominees who previously served on the Board, the Board noted that each of the current Trustees has the background, experience and working knowledge of the Funds and has, during his or her current tenure as Trustees, brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of TA IDEX.

- The Board considered reports regarding the qualification and experience of Mr. Waechter and the experience of accounting matters that Mr. Waechter would bring to the Board. The Board also noted that, among others things, Mr. Waechter is not an interested person of TA IDEX, has experience working with financial statements and a good understanding of internal controls and procedures for financial reporting.

- The composition of the Board and the contemplated role of the Independent Trustees on the Board, if elected as proposed, which would satisfy recently-adopted SEC requirements.

In reaching its decision to recommend election of the Nominees, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to nominate the Nominees and recommend election of the Nominees by the TA IDEX shareholders

Each of the Nominees has indicated his/her willingness to serve as Trustee if elected. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

Approval of the Nominees will be deemed to constitute approval of the Nominees to serve as Trustees for the New Trust, subject to the approval and implementation of the Reorganizations.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NOMINEES AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II
                    APPROVAL OF THE REORGANIZATION AGREEMENT

At a meeting of the Board held on October 5, 2004, the Board approved on behalf of TA IDEX and each of the Funds, an Agreement and Plan of Reorganization and Termination ("Reorganization Agreement") substantially in the form attached to this Proxy Statement as

Appendix C, which qualifies in its entirety the following discussion. It was determined that the Reorganization Agreement should be submitted to shareholders of TA IDEX. If shareholders approve this proposal, the Trustees and officers of TA IDEX will implement the Reorganizations on behalf of TA IDEX and the Funds:
TA IDEX will be reorganized from a Massachusetts business trust into the New Trust (a Delaware statutory trust), and each Fund would be reorganized into a New Fund. If approved, the Reorganization is expected to take effect on or about March 1, 2005 (the "Exchange Date"), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

What are shareholders being asked to approve in Proposal II?

Shareholders of each Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

- The transfer of all of the assets and liabilities of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

- The distribution to each shareholder of each class of each Fund of the same number of shares of the corresponding class of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Exchange Date; and

-     The subsequent complete liquidation of TA IDEX and each Fund.

In addition, prior to shares of the New Funds being distributed to TA IDEX shareholders, the Funds, as sole shareholders of the New Trust, will be asked to vote on certain issues regarding the organization of the New Trust. A Fund will vote in favor of such matters regarding the organization of the New Trust only if the shareholders of that Fund have voted in favor of the proposed Reorganization. Thus, shareholders of the Funds, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the New Trust, among others:

- Election of the Trustees of the New Trust: the Board of the New Trust will be the Board that shareholders elect in Proposal I of this Proxy Statement;

- Approval of the New Trust's Agreement and Declaration of Trust, as described in "Differences in Organizational Structures," below;

- Approval of investment advisory agreements and, if applicable, approval of sub-advisory agreements, all of which will be substantially similar to the agreements currently in place with respect to each of the Funds;

- Approval of the distribution agreements and distribution and service plans with respect to each applicable New Fund and its classes, all of which will be substantially similar to the agreements and plans currently in place with respect to each of the Funds;

- Approval of the liquidation and dissolution of TA IDEX and the Funds, to the extent such approval is required;

- The selection of PWC as independent auditors of the New Trust; and approval of other service agreements and compliance plans and procedures necessary of helpful to the New Trust's operations.

Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below.

What effect will the Reorganization have on the Funds and their shareholders?

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization. As a result of the Reorganization, shareholders will become shareholders of the New Funds.

The Reorganizations will not result in any change in the name, investment objective or principal investment strategies, investment adviser, sub-advisers, portfolio managers or service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganizations?

As a condition to each Fund's obligation to consummate a Reorganization, TA IDEX and the New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Tax Code"), current administrative rules and court decisions, (i) the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes;
(ii) shareholders in the Funds will have the same aggregate tax basis in the shares of the New Funds that they receive in the Reorganizations as their aggregate tax basis in the shares of the Funds before the Reorganizations; and
(iii) shareholders in the Funds who hold their shares as capital assets will include their holding period in Fund shares in determining their holding period in New Fund shares.

Shareholders should consult their tax advisers regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders should also consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganizations.

Who is bearing the expenses related to the Reorganization?

Each Fund will bear an allocated portion of all mailing, printing and tabulation expenses associated with the Reorganizations based upon the number of shareholder accounts of each Fund. Legal costs will be allocated equally among the Funds regardless of the assets of each

Fund. Expenses associated with the solicitation of proxies will be allocated among the Funds based upon the number of shareholder accounts for Funds requiring proxy solicitation assistance.

SUMMARY OF THE REORGANIZATIONS

The Reorganization Agreement provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Exchange Date as that date may be adjusted from time to time. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Exchange Date and will be of the same class as the shares you own on the Exchange Date.

As part of the closing of the Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of a New Fund received by the corresponding Fund in the Reorganization. The liquidation and distribution with respect to each class of each Fund's shares will be accomplished by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After such distribution, TA IDEX will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete dissolution of the Funds and TA IDEX.

The Reorganization Agreement must be approved by shareholders of each Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding New Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganizations and liquidations of the other Funds and their corresponding New Funds for which such shareholder approval has been granted. The Reorganization Agreement further provides that the benefits and obligations attendant to the Reorganizations are severable with respect to each Fund and its corresponding New Fund. If a Reorganization is not completed for any reason with respect to a Fund, the Board will consider various options for that Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned by the Board, with respect to one or more Funds or with respect to all Funds, at any time prior to the consummation of the Reorganizations, before or after approval by the shareholders of the Funds, if, among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Reorganization Agreement; (ii) it reasonably appears that a party cannot meet a condition of the Reorganization Agreement; or (iii) circumstances should develop that, in the Board's opinion, make proceeding with the Reorganizations inadvisable with respect to such Fund(s). The Reorganization Agreement provides that the New Trust or TA IDEX may waive compliance with any of the covenants or conditions made therein, or amend the Plan of Reorganization for the benefit of any Fund or New Fund, as applicable, provided that such waiver or amendment does not materially adversely affect the interests of the Funds or their shareholders.

Shareholders should note that consummation of the Reorganizations also is contingent upon their approval of Proposal I.

CERTAIN COMPARATIVE INFORMATION ABOUT TA IDEX AND THE NEW TRUST

TA IDEX is a Massachusetts business trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The New Trust is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of the New Trust and TA IDEX are also governed by applicable state and Federal law.

Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have more flexibility than the Trustees of TA IDEX and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of TA IDEX with respect to the Funds and their shareholders.

Shareholder Liability

Generally, liability is limited for shareholders of the New Trust. With respect to TA IDEX, as further noted below, there is the potential, although only a remote possibility, that shareholders of TA IDEX may be liable for the obligations of the Funds.

New Trust. The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the New Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

TA IDEX. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Agreement and Declaration of Trust of TA IDEX states that shareholders will not be subject to any personal liability in connection with the assets of the trusts for the acts, obligations or affairs of the trust. The Agreement and Declaration of Trust also provides for indemnification out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of TA IDEX solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (1) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Agreement and Declaration of Trust and (2)(i) a contractual disclaimer is found to be inadequate, and (ii) and the Fund itself would be unable to meet its obligations.

Liquidation or Dissolution

In the event of the liquidation or dissolution of any of the Funds or New Funds the shareholders are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/New Fund. The assets so distributed to shareholders would be distributed among the shareholders in proportion to the number of shares of that Fund/New Fund held by them and recorded on the books of the Fund/New Fund.

New Trust. The Agreement and Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

TA IDEX. The Agreement and Declaration of Trust of TA IDEX permits liquidation of any class or series of TA IDEX upon shareholder approval.

Liability of Trustees

Trustees of the New Trust and TA IDEX are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties. Furthermore, the Agreement and Declaration of Trust of each entity permits indemnification of such Trustees to the fullest extent permissible under applicable laws. The New Trust's Agreement and Declaration of Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding. The New Trust's Agreement and Declaration of Trust further provides that any Trustee designated to be a "financial expert" or to have any particular type of specific expertise or knowledge shall not be held to a heightened standard of care because of such designation

Shareholder Meetings

Neither the New Trust nor TA IDEX Trust is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act or other applicable law. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or New Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Fund or New Fund, in which case only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon.

However, as further noted below, the New Trust and TA IDEX do differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent:

New Trust. The Agreement and Declaration of Trust for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting.

TA IDEX. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 25% of that Fund's outstanding securities entitled to vote at such meeting.

Reorganization/Combination Transactions

New Trust. Under the Agreement and Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust or other business organization without shareholder approval, although such approval may be separately required under the Federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

TA IDEX. A Majority of the Shares voted (as defined in the TA IDEX Agreement and Declaration of Trust) must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

New Trust. The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

TA IDEX. Generally, the Agreement and Declaration of Trust of TA IDEX may only be amended by a Majority of the Shares voted (as defined in the TA IDEX Agreement and Declaration of Trust). However, the Trustees may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

Derivative and Class Actions

Generally, shareholders of the New Trust and TA IDEX are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of TA IDEX are governed by state law. The Agreement and Declaration of Trust of the New Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of the New Trust's or a New Fund's shareholders.

New Trust. Shareholders of the New Trust or any New Fund may not bring a derivative action to enforce the right of the New Trust or New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the New Fund, as applicable, join in bringing the derivative action. A shareholder of a particular New Fund is not entitled to participate in a derivative action on behalf of a different New Fund of the New Trust.

TA IDEX. Under the Agreement and Declaration of Trust of each of TA IDEX, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of TA IDEX or its shareholders. As a prerequisite for bringing a derivative action in Massachusetts, a shareholder had to either make a demand on the board to prosecute the litigation or allege facts showing the futility of such a demand.

                                      * * *

The foregoing is only a summary of certain characteristics of the operations of the New Trust and TA IDEX, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

                                      * * *

EVALUATION BY THE BOARD

At a meeting of the Board held on October 5, 2004, the Board, including the Independent Trustees, approved the submission of the Reorganization Agreement to shareholders for their approval and recommended approval of the Reorganization Agreement and each corresponding Reorganization. The Board has determined, with respect to each Fund, that participation in the

Reorganizations is in the best interests of each Fund and its shareholders, and that shareholders' interests will not be diluted by the Reorganizations.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by management, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Trustees recommended that shareholders approve the Reorganization Agreement on the basis of the following considerations, among others:

The interests of shareholders of the Funds will not be diluted as a result of the Reorganizations. Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding New Fund. Account registration and account options will remain the same.

- The proposed Delaware statutory trust form for the New Trust provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders, which could result in greater operating efficiencies.

- The investment objectives, policies and restrictions of each New Fund will be identical to those of the corresponding Fund and the New Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the proposed Reorganizations.

- Each New Fund will be subject to investment advisory fees, sales charges, and operating expenses that are expected to be identical to those of the corresponding Fund.

- The Reorganizations will be effected on a tax-free basis for federal income tax purposes, so the Reorganizations will be tax-free to the shareholders of the Funds. Neither the Funds nor the New Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

In reaching its decision to recommend approval of the Reorganization Agreement, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Reorganization Agreement by the Funds' shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE REORGANIZATION AGREEMENT. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III
               CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including a Fund's ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each

Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act, and the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

In order to modify or eliminate a Fund's fundamental investment restrictions, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is proposing that shareholders approve revisions to certain of the Funds' fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize the Funds' investment restrictions and permit the Funds the maximum investment flexibility under current law. The current fundamental investment restrictions of each of the Funds that are proposed to be revised at this Meeting are set forth in Appendix D to this Proxy Statement.

Why are shareholders being asked to approve changes to the Funds' investment restrictions?

The Funds' current investment restrictions often vary from one another and, in some cases, are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs.

Many of the Funds' current fundamental investment restrictions can be traced back to federal or state securities law requirements, or business or industry conditions, that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. In addition, as certain Funds have been created or acquired over the years, these Funds have adopted similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially creating unintended differences in interpretation. As a result, the current restrictions unnecessarily limit the investment strategies available to the portfolio managers in managing each Fund's assets. In addition, the lack of uniform standards applicable across all of the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

What effect will the proposed changes to the Funds' investment restrictions have on the Funds?

While Proposal III is intended to provide greater flexibility in managing each Fund's portfolio, should shareholders approve the Proposals, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Fund's prospectus. Neither ATFA nor any of the Funds' sub-advisers presently intend to alter the way in which it manages any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund.

Approval of changes to the Funds' fundamental investment restrictions will not be dependent upon your vote on Proposal I or Proposal II. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to Board Nominees or the Reorganizations, and the Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. Should shareholders also approve the proposed Reorganizations, each New Fund would have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the corresponding Fund's shareholders. Should a Fund's shareholders not approve a proposal to amend, eliminate or reclassify a particular fundamental investment restriction, the Fund's (or New Fund's, as the case may be) current fundamental investment restriction, as set forth in Appendix D, would continue to apply unchanged.

EVALUATION BY THE BOARD

Because of the opportunity afforded by the Meeting, the Board has reviewed each Fund's fundamental investment restrictions with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental investment restrictions of the Funds. The Board believes that simplifying the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment restrictions more easily. In addition, the proposed changes to the fundamental investment restrictions of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund. Due to these and other considerations, the Board recommends that Fund shareholders approval the modifications to the Funds' fundamental investment restrictions described below.

Shareholders of each Fund will be asked to vote on each proposed fundamental restriction separately on the enclosed proxy card.

MODIFICATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment restrictions, as set forth in Proposals III.A-III.H. Investment restrictions that are currently deemed fundamental by each Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely. Those fundamental investment restrictions that are proposed to be eliminated entirely or reclassified as non-fundamental are addressed in Proposals 3.I--3.N.

Proposal III.A--Diversification
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

      Each Fund shall be a "diversified company" as that term is defined in the 1940 Act (except for TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real

      Return TIPS, TA IDEX Clarion Real Estate Securities and TA IDEX Great Companies -- Technology(SM) Funds), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Clarion Real Estate Securities and TA IDEX Great Companies -- Technology(SM) Funds shall be a "non-diversified company" as that term is defined in the 1940 Act.

Discussion of Proposed Modification: Section 8(b) of the 1940 Act requires each series of a registered investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets,
(1) invest more than 5% of its total assets in the securities of one issuer, or
(2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to a Fund's designation as a diversified or non-diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment restrictions and other disclosures regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to each Fund the requirements of the 1940 Act, as they may be amended from time to time, without the Funds' Board or shareholders taking further action. With respect to those Funds that are permitted to be non-diversified, the restriction is simplified by eliminating the particular percentage limitations applicable to each non-diversified Fund. This would be consistent with the 1940 Act, which only requires that a Fund state whether it is diversified or non-diversified.

It is not anticipated that this change would have any effect on the operations of the Funds. The Funds would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Funds' current fundamental policies or other investment restrictions of the Funds. In addition, each of the Funds, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of a Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

Proposal III.B--Borrowing
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

      Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's total assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. Further, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

Generally, the Funds' current fundamental investment restrictions on borrowing provide that, consistent with the limits imposed under the 1940 Act, each Fund may borrow in an amount up to 5% of its total assets for temporary emergency purposes and in an amount up to 25% - 33 1/3% of the Funds' assets to meet redemptions. (See Appendix D for details about the current restrictions of each Fund.)

To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal III.C--Senior Securities
Applicable Funds--All Funds Except TA IDEX Federated Tax Exempt

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

      Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The 1940 Act prohibits the Funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a Fund, including repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

Under each Fund's current fundamental investment restriction, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not substantially alter this, although it simplifies the current restriction and makes it uniform with respect to each Fund. Thus, the proposed amended restriction does not change the current restrictions for any of the Funds, because in all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

Proposal III.D--Underwriting Securities
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding underwriting securities would read:

      Each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Discussion of Proposed Modification: The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of the Funds. However, it clarifies and makes uniform the exception from the prohibition for all Funds and avoids unintended limitations or differences in interpretations.

Proposal III.E--Real Estate
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

      Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things,
      (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein;
      (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Discussion of Proposed Modification: The proposed change maintains each Fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Funds to acquire or lease office space for their own use, although it is not anticipated that any of the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

Proposal III.F--Making Loans
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding making loans would read:

      Each Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The proposed change permits the Funds to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Funds' current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a Fund's ability to loan its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

Generally the Funds' current fundamental investment restrictions on lending provide that, consistent with the limits imposed under the 1940 Act, each Fund may lend an amount up to 25% - 33 1/3% of the Funds' assets. (See Appendix D for the current restrictions of each Fund.) This proposal would result in a change to the fundamental investment restrictions of the Funds so that each Fund may have 33 1/3% of its total assets available for lending. Therefore, each of the Funds could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to a Fund due to
(1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities, or (3) loss of rights in the collateral should the borrower fail financially. However, the proposed restriction would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments. Further, it is not anticipated that the proposed change would affect any Fund's securities lending activities in the near term.

Proposal III.G--Concentration of Investments
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding concentration of investments would read:

      Each Fund may not "concentrate" its investments in a particular industry or group of industries (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

      The TA IDEX Clarion Real Estate Securities may concentrate in securities of issuers in the real estate industry.

Discussion of Proposed Modification: With the exception of the Funds named above, each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry or group of industries, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry or group of industries up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. It also promotes uniformity among most of the Funds' restrictions.

Proposal III.H--Commodities
Applicable Funds--All Funds

Proposed New Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

      Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification: The current fundamental investment restrictions prohibit the Funds from investing in commodities or commodity contracts except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

While several of the Funds may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those Funds may invest and may allow Funds that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Fund's investment objective and strategies. To the extent a Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

However, notwithstanding the above, it is not currently proposed that any Fund's investment policies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund's prospectus or statement of additional information. This proposed change does, however, reserve to the Trustees the ability to change a Fund's derivatives policy at a later date without further shareholder action.

ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal III.I -- Pledging, Mortgaging and Hypothecating Fund Assets Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on pledging, mortgaging and hypothecating a Fund's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The restriction on pledging, mortgaging and hypothecating a fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from a registered investment company's fundamental investment restrictions. The Fund's current limit on pledging may conflict with the Fund's ability to borrow money to meet redemption requests or for other purposes. This conflict arises because banks may require borrowers such as the TA IDEX Transamerica Conservative High-Yield Bond to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The TA IDEX Transamerica Conservative High-Yield Bond's current restriction, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Fund may borrow in these situations. Although the Fund currently plans to engage only in pledging in connection with borrowing money, pledging assets could decrease the Fund's' ability to liquidate assets. If TA IDEX Transamerica Conservative High-Yield Bond pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal III.B, above.

Proposal III.J -- Investments in Other Investment Companies
Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt's fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The fundamental investment restriction on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required to be among a registered investment company's fundamental investment restrictions. The TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act.

Proposal III.K -- Margin Activities and Short Selling
Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Federated Tax Exempt, and TA IDEX Protected Principal Stock

Proposal: It is proposed that the fundamental investment restriction on margin activities and selling securities short for each of the Funds listed above be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The fundamental investment restrictions on margin activities and selling securities short were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. There are no current expectations that the Funds will engage in margin activities or sell securities short. If the changes are adopted as proposed, these Funds will be able to engage in such activities, to the extent permitted by their remaining investment restrictions and in accordance with their investment objective and strategies.

Proposal III.L -- Investments in which a Trustee or Officer is Invested Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on owning an issuer's security where the Fund's officer or trustee also owns a specified portion of that issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The fundamental investment restriction on owning an issuer's security where the registered investment company's officer or trustee also owns a specified portion of that issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restrictions. Furthermore, Section 17 of the 1940 Act and the rules thereunder limit this type of transaction to the extent it may be deemed a joint transaction or enterprise with a person affiliated with the Fund.

Proposal III.M. -- Investments in Mineral Leases
Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the TA IDEX Transamerica Conservative High-Yield Bond's fundamental investment restriction on purchasing oil, gas, etc. interests be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The fundamental investment restriction on purchasing or selling interests in oil, gas, etc. was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the TA IDEX Transamerica Conservative High-Yield Bond's investment restrictions. Nevertheless, there are no current expectations that the Fund will engage in such activities.

Proposal III.N -- Investments in Bank Deposits
Applicable Fund--TA IDEX Transamerica Conservative High-Yield Bond

Proposal: It is proposed that the fundamental investment restriction on investing in bank deposits be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction: The fundamental investment restriction on purchasing or selling interests in bank time deposits was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of federal legislation, this restriction is no longer required and may be eliminated from the TA IDEX Transamerica Conservative High-Yield Bond's investment restrictions. Nevertheless, there are no current expectations that the Fund will engage in such activities.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE PROPOSALS III.A THROUGH III.M[N]. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                       GENERAL INFORMATION ABOUT THE FUNDS

MANAGEMENT AND OTHER SERVICE PROVIDERS

ATFA, the Funds' investment adviser, and AEGON/Transamerica Fund Services, Inc., its administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

INDEPENDENT AUDITORS

The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of TA IDEX for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of TA IDEX's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $__,___ for TA IDEX's fiscal year ended October 31, 2003 and $__,___ for the fiscal year ended October 31, 2002.

Audit-Related Fees.

Tax Fees.

All Other Fees.

Audit Committee Pre-Approval Policies and Procedures. The pre-approval policies and procedures of TA IDEX contained in TA IDEX's Audit Committee Charter require that TA IDEX's Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by TA IDEX (the "Auditor"). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) TA IDEX's investment adviser, and (ii) any entity controlling, controlled by, or under common control with TA IDEX's investment adviser that provides ongoing services to the Fund if the services directly relate to the operations and financial reporting of the Fund. The Audit Committee approved 100% of the audit and non-audit fees listed above.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of TA IDEX, at TA IDEX's address. Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and
(iii) identify the class of shares of the

Fund held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Boards, officers, shareholders or other matters relating to an investment in the Funds, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

SHAREHOLDER REPORTS. Shareholders can find important information about the Funds in the TA IDEX annual report, including financial reports, for the fiscal year ended October 31, 2003, or the semi-annual report for the period ended April 30, 2004, which have been mailed previously to shareholders. If you have not received this report or would like to receive an additional copy, please contact TA IDEX by writing at TA IDEX's address, or by calling the telephone number shown on the front page of this Proxy Statement. A copy of the reports will be provided free of charge.

                               VOTING INFORMATION

PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing
of this Proxy Statement commencing on or about                  , but proxies
may also be solicited by telephone and/or in person by representatives of TA IDEX, regular employees of AEGON/Transamerica Investor Services, Inc. (the transfer agent of TA IDEX) or its affiliate(s), or Automatic Data Processing ("ADP"), a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from the person listed above to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated costs of retaining ADP is approximately $_________. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated among the Funds based upon the number of shareholder accounts for Funds requiring proxy solicitation assistance.

SHAREHOLDER VOTING. Shareholders of record of the Funds who own shares of beneficial interest at the close of business on the Record Date will be entitled to vote at the Meeting, including any adjournment(s) thereof. As of the Record Date, the shares issued and outstanding of each Fund is listed on Appendix E. As of December 1, 2004, no person owned beneficially more than 5% of any class of a Fund, except as set forth in Appendix F. To the best of each Fund's knowledge, as of December 1, 2004, no Trustee or officer owned beneficially more than 1% of any class of a Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to a Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Meeting for a Fund, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of that Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below). The person named as proxies will vote those proxies that they are entitled to vote "FOR" a proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST a proposal for that Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted "FOR" all the proposals. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Meeting, please submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with TA IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

REQUIRED VOTE. Shareholders of each Fund vote together on Proposal I and separately on Proposals II and III.A-III.N. Proposal I must be approved by a plurality of the votes cast in person or by proxy at the Meeting if a quorum exists. Approval of Proposals II and III.A-III.N each requires the vote of a "majority of the outstanding voting securities" of that Fund, with all classes of shares voting together and not by class, which means the vote of 67% or more of the shares of a Fund that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of that Fund's outstanding shares, whichever is less. (Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal II and III.A-III.N.)

SHAREHOLDER PROPOSALS. As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716, in accordance with the guidelines outlines in the section titled "Shareholder Communications with the Board" of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified TA IDEX of their desire to receive multiple copies of the shareholder reports and proxy statements TA IDEX sends. If you would like to receive an additional copy, please contact TA IDEX by writing to TA IDEX's address, or by calling the telephone number shown on the front page of this Proxy Statement. TA IDEX will then promptly deliver, upon request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the TA IDEX's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Trustees,

/s/ John K. Carter

John K. Carter, Esq., Secretary
Transamerica IDEX Mutual Funds
St. Petersburg, Florida

[DATE]

                                                                      APPENDIX A

                                LIST OF SERIES OF
                         TRANSAMERICA IDEX MUTUAL FUNDS

TA IDEX American Century International
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation - Conservative Portfolio
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio
TA IDEX Evergreen International Small Cap
TA IDEX Federated Tax Exempt
TA IDEX Great Companies - America(SM)
TA IDEX Great Companies - Technology(SM)
TA IDEX Clarion Real Estate Securities
TA IDEX Janus Growth
TA IDEX Jennison Growth
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX PIMCO Total Return
TA IDEX PIMCO Real Return TIPS
TA IDEX Protected Principal Stock
TA IDEX Salomon All Cap
TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Health Sciences
TA IDEX T. Rowe Price Small Cap
TA IDEX T. Rowe Price Tax Efficient Growth
TA IDEX Templeton Great Companies Global
TA IDEX Transamerica Equity
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Money Market
TA IDEX Transamerica Value Balanced
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Balanced
TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Conservative High-Yield Bond
TA IDEX Transamerica Short-Term Bond
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth

                                                                      APPENDIX B

                         TRANSAMERICA IDEX MUTUAL FUNDS
                                  (THE "FUND")

                          NOMINATING COMMITTEE CHARTER

A.    COMMITTEE MEMBERSHIP

1. The Nominating Committee ("Committee") of the Fund shall be composed solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Fund may suggest Trustee candidates (including Independent Trustee candidates) for service on the Board, and may provide administrative assistance in the selection and nomination process.

B.    BOARD NOMINATIONS AND FUNCTIONS

1. In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Fund's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3. In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate's potential contribution to the operation of the Board and their committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Fund. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

      (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

            (i) The nominee must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

            (ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

            (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

            (iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

            (v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

            (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

            (vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

      (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

            (i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

            (ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

      (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund's Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:


-----------------------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

            (i)   the shareholder's contact information;

            (ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

            (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act of 1934; and

            (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

      The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C.    COMMITTEE NOMINATIONS

1. The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D.    OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities. The Chairman of the Committee shall have the responsibility to establish an agenda for any such meetings.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Trustees.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                             OF INDEPENDENT TRUSTEES

A.    PRIMARY RESPONSIBILITIES

The Independent Trustee's primary responsibility is management oversight of the Fund on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.    PERSONAL ATTRIBUTES

      -     Public or private sector stature sufficient to instill confidence.
      -     High personal and professional integrity.
      -     Good business sense.
      - Able to commit the necessary time to prepare for and attend meetings.
      -     Not financially dependent on Trustee retainer and meeting fees.

C.    SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

      - General understanding of financial issues, investing, financial markets and technology.
      -     General understanding of balance sheets and operating statements.
      -     First-hand knowledge of investing.
      - Experience in working in highly regulated and complex legal framework.
      - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.
      -     Ability to be critical, but not confrontational.
      -     Demonstrated ability to contribute to Board and committee process.
      - Ability to consider diverse issues and make timely, well-informed decisions.
      -     Familiarity with the securities industry.
      -     Qualification as an "Audit Committee Financial Expert."



Note: The Personal Attributes listed in B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

                                                                      APPENDIX C

                              AGREEMENT AND PLAN OF
                         REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the "Agreement") is made and entered into as of [________ __, 2005], by and among Transamerica IDEX Mutual Funds (the "Trust"), a Massachusetts business trust having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 and [Transamerica IDEX Mutual Funds Trust], a Delaware statutory trust having an office at 570 Carillon Parkway, St. Petersburg, FL 33716 (the "New Trust").

WHEREAS, each of the Board of Trustees of the Trust and Initial Trustee of the New Trust has determined that it is in the best interests of the Trust and the New Trust, respectively, that the assets of the Trust be acquired by the New Trust pursuant to this Agreement and in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Plan of Exchange.

(a) Subject to the requisite approval of the shareholders of the Trust and to
the terms and conditions contained herein, on              , or such earlier or
later date as may be mutually agreed upon by the parties (the "Exchange Date"), the following series of the Trust (the "Funds") shall assign, transfer and convey its assets to the corresponding series of the New Trust (the "New Funds") and the New Trust shall accept such assignment, transfer and conveyance:

TA IDEX American Century International
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation - Conservative Portfolio
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio
TA IDEX Evergreen International Small Cap
TA IDEX Federated Tax Exempt
TA IDEX Great Companies - America(SM)
TA IDEX Great Companies - Technology(SM)
TA IDEX Clarion Real Estate Securities
TA IDEX Janus Growth
TA IDEX Jennison Growth
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX PIMCO Total Return
TA IDEX PIMCO Real Return TIPS
TA IDEX Protected Principal Stock
TA IDEX Salomon All Cap

TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Health Sciences
TA IDEX T. Rowe Price Small Cap
TA IDEX T. Rowe Price Tax Efficient Growth
TA IDEX Templeton Great Companies Global
TA IDEX Transamerica Equity
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Money Market
TA IDEX Transamerica Value Balanced
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Balanced
TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Conservative High-Yield Bond
TA IDEX Transamerica Short-Term Bond
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth

(b) Subject to the requisite approval of the shareholders of the Funds and to the terms and conditions contained herein, on the Exchange Date, Funds shall assign, transfer and convey their obligations, duties and liabilities of, or attributable to the Funds, and the New Funds shall acquire such obligations, duties and liabilities.

(c) Each Fund shall assign, transfer and convey its assets, as provided in
Section 1(a), in exchange for shares of beneficial interest of the same class of the corresponding New Funds equal in number to the outstanding shares of the corresponding Funds.

(d) Each New Fund agrees to distribute shares of the same class equal in number to the corresponding number of then outstanding shares of the corresponding Fund.

(e) The New Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Trust, including, but not limited to, the Distribution Agreements, the Services Agreements, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Trust thereunder, as though the New Trust were the Trust, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Trust, including, but not limited to, the Distribution Agreements and the Services Agreements.

(f) All references to the Trust in all agreements to which the Trust is a party will be deemed to refer to the New Trust.

(g) It is contemplated that the net asset value of each outstanding share of each class of each New Fund immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of each class of the corresponding Fund.

(h) Delivery of the assets of the Funds to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to Investor's Bank and Trust, the New Trust's custodian (the "Custodian"). Such delivery shall be made for the account of the New Trust and the New Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title hereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the New Trust and the New Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the New Trust and the New Funds.

(i) The Trust and the Funds will pay or cause to be paid to the New Trust any interest received on or after the Exchange Date with respect to assets transferred to the corresponding New Funds hereunder and the New Trust shall allocate any such interest to the appropriate New Funds. The Trust will transfer to the New Trust any distributions, rights or other assets received by the Trust after the Exchange Date as distributions on or with respect to the assets transferred from the Funds to the corresponding New Funds hereunder. The New Trust shall allocate any such distributions, rights or other assets to the appropriate New Funds. All such assets shall be deemed included in assets transferred from the Funds on the Exchange Date and shall not be separately valued.

(j) If the requisite number of shareholders of a Fund do not approve this Agreement, the Fund will continue to operate as a series of the Trust.

(k) As soon as practicable after the Exchange Date, and following distribution by each Fund of shares of the New Trust (the "New Trust Shares") of each corresponding New Fund received by it among its shareholders in proportion to the number of shares each such shareholder holds in such corresponding Fund, the Trust will dissolve and terminate the Fund and, if the shareholders of each Fund approve this Agreement, the Trust.

2. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with the New Trust as follows:

(a) It is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b) It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) On the Exchange Date, it will have full right, power and authority to assign, transfer and convey the assets to be transferred by it hereunder.

(d) Its Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and discloses that its obligations under this Agreement are binding only upon the assets and property of the Trust, and not on its trustees, officers, shareholders or agents.

3. The New Trust's Representations and Warranties. The New Trust represents and warrants to and agrees with the Trust as follows:

(a) The New Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

(b) It is registered under the 1940 Act as an open-end, management investment company, such registration has not been revoked or rescinded and is in full force and effect, and a registration statement under the Securities Act of 1933 on Form N-1A has become effective with respect to a public offering of each New Fund's shares.

(c) On the Exchange Date, the New Trust Shares to be issued to the Trust will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the New Trust. No New Trust or New Funds shareholder will have any preemptive right of subscription or purchase in respect thereof.

(d) The New Trust has the necessary power and authority to conduct its business and the business of each New Fund as such businesses are now being conducted.

4. The New Trust's Conditions Precedent. The obligations of the New Trust hereunder shall be subject to the following conditions:

(a) The Trust shall have furnished to the New Trust a statement of its assets, including a list of securities with their respective values owned by it.

(b) As of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and the Trust shall have complied with all the agreements and satisfied all the conditions to be performed or satisfied by it on or prior thereto.

(c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding voting securities (within the meaning of the 1940
Act) of each Fund engaging in the transactions contemplated by this Agreement.

5. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the condition that, as of the Exchange Date, all representations and warranties of the New Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the New Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

6. The New Trust's and the Trust's Conditions Precedent. The obligations of both the New Trust and the Trust hereunder shall be subject to receipt of an opinion from Dechert LLP addressed to the New Trust and to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transactions contemplated by this Agreement shall constitute tax-free reorganizations for Federal income tax purposes, unless, based on the circumstances existing at the time of the closing, Dechert LLP determines that a transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the New Trust.

7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Trustees the Trust, or the Board of Trustees of the New Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Trust) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Trustees of the Trust, or the Board of Trustees of the New Trust, make proceeding with this Agreement in its current form inadvisable.

In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Trust and the Board of Trustees of the New Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders of the Trust or the shareholders of the New Trust, as the case may be.

If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the New Trust or the trustees, officers or shareholders of the Trust, in respect of this Agreement.

8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Trustees of the Trust or the Board of Trustees of the New Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Trust or the shareholders of the New Trust, as the case may be.

9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Trust, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, the Trust and the New Trust have caused this Agreement and Plan of Reorganization and Termination to be duly executed as of the day and year first above written.

TRANSAMERICA IDEX MUTUAL FUNDS

By: __________________________
Title:

[Insert name of new trust]

By: __________________________
Title: Initial Trustee

                                                                      APPENDIX D

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
PROPOSAL III.A - DIVERSIFICATION     - The fund may not, with respect     Each Fund shall be a
                                     to 75% of the fund's total           "diversified company" as that
- All funds except: TA IDEX          assets, purchase the securities      term is defined in the 1940 Act
Asset Allocation - Moderate; TA      of any one issuer (other than        (except for TA IDEX Salomon All
IDEX Asset Allocation -              government securities as defined     Cap, TA IDEX Great Companies -
Conservative, TA IDEX Asset          in the 1940 Act) if immediately      America, TA IDEX T. Rowe Price
Allocation - Moderate Growth, TA     after and as a result of such        Health Sciences, TA IDEX PIMCO
IDEX Asset Allocation - Growth,      purchase (a) the value of the        Real Return TIPS, TA IDEX
TA IDEX Great Companies -            holdings of the fund in the          Clarion Real Estate Securities
America, TA IDEX Great Companies     securities of such issuer            and TA IDEX Great Companies --
- Technology, TA IDEX Clarion        exceeds 5% of the value of the       Technology), and as interpreted
Real Estate Securities, TA IDEX      fund's total assets, or (b) the      or modified by regulatory
PIMCO Real Return TIPS, TA IDEX      fund owns more than 10% of the       authority having jurisdiction,
Salomon All Cap, TA IDEX             outstanding voting securities of     from time to time. The TA IDEX
Transamerica Conservative            any one class of securities of       Salomon All Cap, TA IDEX Great
High-Yield Bond, TA IDEX T. Rowe     such issuer.                         Companies -- America, TA IDEX T.
Price Health Sciences, TA IDEX                                            Rowe Price Health Sciences, TA
Marsico International Growth, TA     All securities of a foreign          IDEX PIMCO Real Return TIPS, TA
IDEX Transamerica Short-Term Bond    government and its agencies          IDEX Clarion Real Estate
                                     will be treated as a single          Securities and TA IDEX Great
                                     issuer for purposes of this          Securities Companies -- Technology
                                     restriction.                         shall be a "non-diversified
                                                                          company" as that term is defined
                                                                          in the 1940 Act.


- TA IDEX PIMCO Real Return TIPS,    - The fund may not, with respect
TA IDEX Clarion Real Estate          to 50% of the fund's total
Securities                           assets, purchase the securities
                                     of any one issuer (other than
                                     government securities as defined
                                     in the 1940 Act) if immediately
                                     after and as a result of such
                                     purchase (a) the value of the
                                     holdings of the fund in the
                                     securities of such issuer
                                     exceeds 5% of the value of the
                                     fund's total assets, or (b) the
                                     fund owns more than 10% of the
                                     outstanding voting securities of
                                     any one class of securities of
                                     such issuer. All securities of a
                                     foreign government and its
                                     agencies will be treated as a
                                     single issuer for purposes of
                                     this restriction.

- TA IDEX Marsico International      - The fund may not, with respect
Growth, TA IDEX Transamerica         to 75% of the fund's total
Short-Term Bond                      assets, purchase the securities
                                     of any one issuer (other than
                                     government securities as defined
                                     in the 1940 Act) if immediately
                                     after and as a result of such
                                     purchase (a) the value of the
                                     holdings of the fund in the
                                     securities of such issuer
                                     exceeds 5% of the value of the
                                     fund's total assets, or (b) the
                                     fund owns more than 10% of the
                                     outstanding voting securities of
                                     any one class of securities of
                                     such issuer.

- TA IDEX Transamerica               - The fund may not purchase the
Conservative High-Yield Bond         securities (other than
                                     government securities) of any
                                     issuer if, as a result, more
                                     than 5% of the fund's total
                                     assets would be invested in the
                                     securities of such issuer,
                                     provided that up to 25% of the
                                     fund's total net assets may be

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     invested without regard to this
                                     5% limitation and in the case of
                                     certificates of deposit, time
                                     deposits and bankers'
                                     acceptances, up to 25% of total
                                     fund assets may be invested
                                     without regard to such 5%
                                     limitation, but shall instead be
                                     subject to a 10% limitation.

                                     - The fund may not purchase the
                                     securities (other than
                                     government securities) of any
                                     issuer if as a result, the fund
                                     would hold more than 10% of any
                                     class of securities (including
                                     any class of voting securities)
                                     of such issuer; for this
                                     purpose, all debt obligations of
                                     an issuer, and all shares of
                                     stock of an issuer other than
                                     common stock, are treated as a
                                     single class of securities.

- TA IDEX Van Kampen Emerging        - The fund does not have a
Markets Debt                         fundamental investment restriction
                                     on diversification.

PROPOSAL III.B - BORROWING

- TA IDEX Asset Allocation -         - The fund may not borrow money      Each Fund may not borrow money,
Conservative, TA IDEX Asset          except for temporary or              except as permitted under the
Allocation - Moderate, TA IDEX       emergency purposes (not for          1940 Act, and as interpreted,
Asset Allocation - Moderate          leveraging or investment) in an      modified or otherwise permitted
Growth, TA IDEX Asset Allocation     amount exceeding 25% of the          by regulatory authority having
- Growth, TA IDEX Transamerica       value of the fund's total assets     jurisdiction, from time to time.
Money Market, TA IDEX                (including amount borrowed) less
Transamerica Convertible             liabilities (other than
Securities, TA IDEX PIMCO Total      borrowings). Any borrowings that
Return, TA IDEX Templeton Great      exceed 25% of the value of the
Companies Global, TA IDEX T.         fund's total assets by reason of
Rowe Price Health Sciences, TA       a decline in net assets will be
IDEX PIMCO Real Return TIPS, TA      reduced within three business
IDEX Janus Growth, TA IDEX           days to the extent necessary to
Transamerica Balanced, TA IDEX       comply with the 25% limitation.
Transamerica Flexible Income, TA     This policy shall not prohibit
IDEX Jennison Growth, TA IDEX        reverse repurchase agreements or
Evergreen International Small        deposits of assets to margin
Cap, TA IDEX Marsico International   account to guarantee positions
Growth, TA IDEX Transamerica         in futures, options, swaps or
Short-Term Bond, TA IDEX UBS Large   forward contracts, or the
Cap Value, TA IDEX Van Kampen        segregation of assets in
Emerging Markets Debt, TA IDEX       connection with such contracts.
Van Kampen Small Company Growth


- TA IDEX Salomon Investors          - The fund may borrow money only
Value                                for temporary or emergency
                                     purposes (not for leveraging or
                                     investment) in an amount not
                                     exceeding 10% of the value of
                                     the fund's total assets
                                     (including the amount borrowed)
                                     less liabilities (other than
                                     borrowings). Any

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     borrowings that exceed 10% of
                                     the value of the fund" total
                                     assets by reason of a decline in
                                     net assets will be reduced
                                     within three business days to
                                     the extent necessary to comply
                                     with the 10% limitation. The
                                     fund may not purchase additional
                                     securities when borrowings
                                     exceed 5% of total assets. This
                                     policy shall not prohibit
                                     reverse repurchase agreements or
                                     deposits of assets to provide
                                     margin or guarantee positions in
                                     connection with transactions in
                                     options, futures contracts,
                                     swaps, forward contracts, or
                                     other derivative instruments or
                                     the segregation of assets in
                                     connection with such
                                     transactions.

- TA IDEX Transamerica Small/Mid     - The fund may not borrow money
Cap Value, TA IDEX T. Rowe Price     except for temporary or
Small Cap, TA IDEX T. Rowe Price     emergency purposes (not for
Tax-Efficient Growth, TA IDEX        leveraging or investments) in an
American Century Large Company       amount exceeding 33 1/3 % of the
Value, TA IDEX American Century      value of the fund's total assets
International, TA IDEX Clarion       (including amount borrowed) less
Real Estate Securities               liabilities ( other than
                                     borrowings). Any borrowings that
                                     exceed 33 1/3% of the value of
                                     the fund's total assets by
                                     reason of a decline in net
                                     assets will be reduced within
                                     three business days to the
                                     extent necessary to comply with
                                     the 33 1/3% limitation. This
                                     policy shall not prohibit
                                     reverse repurchase agreements or
                                     deposits of assets to margin or
                                     guarantee positions in futures,
                                     options, swaps or forward
                                     contracts, or the segregation of
                                     assets in connection with such
                                     contracts.

- TA IDEX Marsico International      - The fund may not borrow money
Growth                               except for temporary or emergency
                                     purposes (not for leveraging or
                                     investments) in an amount
                                     exceeding 33 1/3 % of the value of
                                     the fund's total assets (including
                                     amount borrowed) less liabilities
                                     ( other than borrowings). Any
                                     borrowings that exceed 33 1/3% of
                                     the value of the fund's total
                                     assets by reason of a decline in
                                     net assets will be reduced within
                                     three business days to the extent
                                     necessary to comply with the 33
                                     1/3% limitation. This policy shall
                                     not prohibit reverse repurchase
                                     agreements or deposits of assets
                                     to margin or guarantee positions
                                     in futures, options, swaps or
                                     forward contracts, or the
                                     segregation of assets in
                                     connection with such contracts.
                                     The fund will not purchase
                                     securities while its borrowings
                                     exceed 5% of the fund's total
                                     assets.

- TA IDEX Transamerica               - The fund may not borrow money,
Conservative High-Yield Bond         except from a bank for temporary
                                     or emergency purposes (not for
                                     leveraging or investment) in an
                                     amount not to exceed one-third
                                     of the current value of the
                                     fund's total assets (including
                                     the amount borrowed) less
                                     liabilities (not including the
                                     amount borrowed) at the time the
                                     borrowing is made. If at any
                                     time the fund's borrowings
                                     exceed this limitation due to a
                                     decline in net assets, such
                                     borrowings will be reduced
                                     within 3 business days to the
                                     extent necessary to comply with
                                     the limitation. The fund will
                                     borrow only to facilitate
                                     redemptions

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     requested by shareholders which
                                     might otherwise require untimely
                                     disposition of portfolio
                                     securities and will not purchase
                                     securities while borrowings are
                                     outstanding.

-  TA IDEX Transamerica Value        - The fund may borrow money only
Balanced                             for temporary or emergency
                                     purposes (not for leveraging or
                                     investment) in an amount not
                                     exceeding 25% of the value of
                                     the fund's total assets
                                     (including the amount borrowed)
                                     less liabilities (other than
                                     borrowings). Any borrowings that
                                     exceed 25% of the value of the
                                     fund's total assets by reason of
                                     a decline on net assets will be
                                     reduced within three business
                                     days to the extent necessary to
                                     comply with the 25% limitation.

- TA IDEX Marisco Growth             - The fund may not borrow money
                                     except (a) the fund may borrow
                                     money from banks (as defined in
                                     the 1940 Act) or through reverse
                                     repurchase agreements in amounts
                                     up to 33 1/3% of its total
                                     assets (including the amount
                                     borrowed), (b) the fund may, to
                                     the extent permitted by
                                     applicable law, borrow up to an
                                     additional 5% of its total
                                     assets for temporary purposes,
                                     (c) the fund may obtain such
                                     short-term credits as may be
                                     necessary for the clearance of
                                     purchases and sales of fund
                                     securities, (d) the fund may
                                     purchase securities on margin to
                                     the extent permitted by
                                     applicable law and (e) the fund
                                     may engage in mortgage dollar
                                     rolls which are accounted for as
                                     financings.

- TA IDEX Salomon All Cap            - The fund may not borrow money,
                                     except that the fund may borrow
                                     from banks for investment
                                     purposes up to an aggregate of
                                     15% of the value of its total
                                     assets taken at the time of
                                     borrowing. The fund may borrow
                                     for temporary or emergency
                                     purposes an aggregate amount not
                                     to exceed 5% of the value of its
                                     total assets at the time of
                                     borrowing.

- TA IDEX Transamerica Growth        - The fund may not borrow from
Opportunities, TA IDEX               banks for temporary or emergency
Transamerica, TA IDEX UBS Large      (not leveraging) purposes,
Cap Value                            including the meeting of
                                     redemption

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
Equity                               requests and cash payments of
                                     dividends and distributions that
                                     might otherwise require the
                                     untimely disposition of
                                     securities, in an amount not to
                                     exceed 33 1/3% of the value of
                                     the fund's total assets
                                     (including the amount borrowed)
                                     at the time the borrowing is
                                     made. Whenever outstanding
                                     borrowings, not including
                                     reverse repurchase agreements,
                                     represent 5% or more of the
                                     fund's total assets, the fund
                                     will not make any additional
                                     investments.

- TA IDEX Great Companies -          - The fund may not borrow money
America, TA IDEX Great Companies     or pledge, mortgage or
- Technology, TA IDEX Van Kampen     hypothecate any of its assets
Emerging Markets Debt                except that the fund may borrow
                                     on a secured or unsecured basis
                                     as a temporary measure for
                                     extraordinary or emergency
                                     purposes. Such temporary
                                     borrowing may not exceed 5% of
                                     the value of the fund" total
                                     assets when the borrowing is
                                     made.

- TA IDEX Federated Tax Exempt       - The fund may borrow money only
                                     for temporary or emergency
                                     purposes (not for leveraging or
                                     investment) in an amount not
                                     exceeding one-third of the
                                     current value of the fund's
                                     total assets (including the
                                     amount borrowed) less
                                     liabilities (not including the
                                     amount borrowed at the time the
                                     borrowing is made). For purposes
                                     of this limitation, reverse
                                     repurchase agreements would not
                                     constitute borrowings.

- TA IDEX Protected Principal        - The fund may not borrow money
Stock                                except for temporary or emergency
                                     purposes (not for leveraging or
                                     investment) in an amount exceeding
                                     33-1/3% of the value of the fund's
                                     total assets (including amount
                                     borrowed) less liabilities (other
                                     than borrowings). Any borrowings
                                     that exceed 33-1/3% of the value of
                                     the fund's total assets by reason of
                                     a decline in net assets will be
                                     reduced within three business days
                                     to the extent necessary to comply
                                     with the 33-1/3% limitation. This
                                     policy shall not prohibit reverse
                                     repurchase agreements or bank
                                     borrowing.

- TA IDEX Van Kampen Small           - The fund may not borrow money except
Company Growth                       that the fund may borrow from a
                                     bank for temporary or emergency
                                     purposes in amounts not exceeding
                                     5% (taken at the lower of cost or
                                     current value) of its total assets
                                     (not including the amount
                                     borrowed).

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
PROPOSAL III.C - SENIOR SECURITIES

- All funds except TA IDEX           - The funds may not issue senior     Each Fund may not issue any
American Century International,      securities, as defined in the        senior security, except as
TA IDEX Federated Tax Exempt, TA     1940 Act, except that this           permitted under the 1940 Act,
IDEX Marsico International Growth    restriction shall not be deemed      and as interpreted, modified or
                                     to prohibit the fund from (i)        otherwise permitted by
                                     making and collateralizing any       regulatory authority having
                                     permitted borrowings and/or          jurisdiction, from time to time.
                                     purchases of government
                                     securities on a "when-issued" or
                                     "delayed delivery" basis; (ii)
                                     making any permitted loans of
                                     its portfolio securities, or
                                     (iii) entering into any
                                     permitted reverse repurchase
                                     agreements that would be
                                     considered "senior securities"
                                     but for the maintenance by the
                                     fund of a segregated account
                                     with its custodian or some other
                                     form of "cover."

- TA IDEX American Century           - The fund may not issue senior
International                        securities, except to the extent
                                     that senior securities may be
                                     deemed to arise from bank
                                     borrowings and purchases of
                                     government securities on a
                                     "when-issued" or "delayed
                                     delivery" basis.

- TA IDEX Marsico International      - The fund may not issue senior
Growth                               securities, except as permitted
                                     under the Investment Company Act
                                     of 1940 (the "1940 Act").

- TA IDEX Federated Tax Exempt       - The fund does not have a
                                     fundamental investment
                                     restriction on senior
                                     securities.

PROPOSAL III.D - UNDERWRITING SECURITIES

- All funds except: TA IDEX          - The fund may not act as            Each Fund may not act as an
Marisco Growth, TA IDEX Salomon      underwriter of securities issued     underwriter of securities within
All Cap, TA IDEX Transamerica        by others, except to the extent      the meaning of the 1933 Act,
Growth Opportunities, TA IDEX        that it may be deemed an             except as permitted by the 1933
Transamerica Equity, TA IDEX         underwriter in connection with       Act, and as interpreted,
Conservative High-Yield Bond, TA     the disposition of its portfolio     modified or otherwise permitted
IDEX Transamerica Small/Mid Cap      securities.                          by regulatory authority having
Value, TA IDEX T. Rowe Price                                              jurisdiction, from time to time.
Small Cap and TA IDEX T. Rowe                                             Among other things, to the
Price Tax-Efficient Growth,                                               extent that the Fund may be
TA IDEX Protected Principal Stock,                                        deemed to be an underwriter
TA IDEX Federated Tax Exempt, TA                                          within the meaning of the 1933
IDEX Marsico International                                                Act, this would permit a Fund to
Growth, TA IDEX Evergreen                                                 act as an underwriter of
International Small Cap, TA IDEX                                          securities in connection with
Van Kampen Emerging Markets Debt                                          the purchase and sale of its
                                                                          portfolio securities in the
- TA IDEX Marsico International      - The fund may not act as            ordinary course of pursuing its
Growth                               underwriter of securities issued     investment objective, investment
                                     by others, except to the extent      policies and
                                     that it may be deemed an
                                     underwriter in connection with
                                     the disposition of its portfolio
                                     securities of such fund.

- Transamerica Small/Mid Cap         - The fund may not underwrite
Value, TA IDEX T. Rowe Price         securities issued by other
Small Cap and TA IDEX T. Rowe        persons, except to the extent
Price Tax-Efficient Growth, TA       that the fund may be deemed to
IDEX Protected Principal, TA         be an underwriter within the
IDEX Evergreen International         meaning of the Securities Act of
Small Cap                            1933 in connection with the
                                     purchase and sale of its
                                     portfolio securities in

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
Stock                                the ordinary course of pursuing      investment program.
                                     its investment objective.

- TA IDEX Transamerica               - The fund may not underwrite
Conservative High-Yield Bond         any issue of securities, except
                                     to the extent the fund may be
                                     deemed to be an underwriter in
                                     connection with the sale of its
                                     portfolio securities, although
                                     the fund may purchase securities
                                     directly from the issuers
                                     thereof for investment in
                                     accordance with the fund's
                                     investment objective and
                                     policies.

- TA IDEX Transamerica Growth        - The fund may not underwrite
Opportunities and TA IDEX            any issue of securities, except
Transamerica Equity                  to the extent that the sale of
                                     securities in accordance with
                                     the fund's investment objective,
                                     policies and limitations may be
                                     deemed to be an underwriting,
                                     and except that the fund may
                                     acquire securities under
                                     circumstances in which, if the
                                     securities were sold, the fund
                                     might be deemed to be an
                                     underwriter for purposes of the
                                     1933 Act.

- TA IDEX Marisco Growth and TA      - The fund may not underwrite
IDEX Salomon All Cap                 securities issued by other
                                     persons, except to the extent
                                     that the fund may be deemed to
                                     be an underwriter within the
                                     meaning of the 1933 Act in
                                     connection with the purchase and
                                     sale of its fund securities in
                                     the ordinary course of pursuing
                                     its investment objective.

- TA IDEX Federated Tax Exempt       - The fund may not underwrite
                                     any issue of securities, except
                                     to the extent the fund may be
                                     deemed to be an underwriter in
                                     connection with the sale of its
                                     portfolio securities, although
                                     the fund may purchase Municipal
                                     Obligations directly from the
                                     issuers for investment in
                                     accordance with the fund's
                                     investment objective and
                                     policies.

- TA IDEX Van Kampen Emerging        - The fund does not have a
Markets Debt                         fundamental investment
                                     restriction on underwriting
                                     securities.

PROPOSAL III.E - REAL ESTATE

- All funds except: TA IDEX          - The fund may not purchase or       Each Fund may not purchase or
Great Companies Global, TA IDEX      sell real estate (but this shall     sell real estate or any
Janus Growth, TA IDEX                not prevent the fund from            interests therein, except as
Transamerica Balanced, TA IDEX       investing in securities or other     permitted under the 1940 Act,
Transamerica Flexible Income, TA     instruments backed by real           and as interpreted, modified or
IDEX Jennison                        estate, including mortgage-backed    otherwise permitted by
                                     securities, or securities of         regulatory authority having
                                     companies engaged in the real
                                     estate business.)

                                                                                    PROPOSED NEW
                                                                                    FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                      INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                   RESTRICTIONS
          -----                           -----------------------                   ------------
Growth, TA IDEX Salomon Investors                                         jurisdiction, from time to time.
Value, TA IDEX Great Companies -                                          Notwithstanding this limitation,
America, TA IDEX Great Companies                                          a Fund may, among other things:
- Technology, TA IDEX Clarion                                             (i) acquire or lease office
Real Estate Securities, TA IDEX                                           space for its own use; (ii)
Transamerica Conservative                                                 invest in securities of issuers
High-Yield Bond, TA IDEX                                                  that invest in real estate or
Transamerica Growth                                                       interests therein; (iii) invest
Opportunities, TA IDEX                                                    in mortgage-related securities
Transamerica Equity, TA IDEX                                              and other securities that are
Salomon All Cap, TA IDEX                                                  secured by real estate or
Federated Tax Exempt, TA IDEX                                             interests therein; or (iv) hold
Marsico International Growth,                                             and sell real estate acquired by
TA IDEX Van Kampen Emerging                                               the Fund as a result of the
Markets Debt                                                              ownership of securities

- TA IDEX Templeton Great Companies  - The fund may not invest
Global, TA IDEX Janus Growth, TA     directly in real estate or
IDEX Transamerica Balanced, TA       interests in real estate;
IDEX Transamerica Flexible           however, the fund may own debt
Income, TA IDEX Jennison Growth,     or equity securities issued by
TA IDEX Salomon Investors Value,     companies engaged in those
TA IDEX Great Companies -            businesses.
America, TA IDEX Great Companies
- Technology, TA IDEX Marsico
International Growth

- TA IDEX Clarion Real Estate        - The fund may not invest
Securities                           directly in real estate or
                                     interests in real estate;
                                     however, the fund may own
                                     securities or other instruments
                                     backed by real estate, including
                                     mortgage-backed securities, or
                                     debt or equity securities issued
                                     by companies engaged in those
                                     businesses and the fund may hold
                                     and sell real estate acquired by
                                     the fund as a result of the
                                     ownership of securities.

- TA IDEX Van Kampen Emerging        - The fund may not invest directly
Markets Debt                         in real estate or interests in real
                                     estate, including limited
                                     partnership interests; however, the
                                     fund may own debt or equity
                                     securities issued by companies
                                     engaged in those businesses.

- TA IDEX Transamerica               - The fund may not purchase or
Conservative High-Yield Bond, TA     hold any growth real estate or
IDEX Federated Tax Exempt            mortgage loans thereon, except
                                     that the fund may invest in
                                     securities secured by real
                                     estate or interests therein or
                                     issued by persons (such as real
                                     estate investment trusts) which
                                     deal in real estate or interests
                                     therein.

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
- TA IDEX Transamerica               - The fund may not purchase or
Growth Opportunities, TA IDEX        sell real estate or real estate
Transamerica Equity                  limited partnership interests,
                                     or invest in oil, gas mineral
                                     leases, or mineral exploration
                                     or development programs, except
                                     that the fund may (a) invest in
                                     securities secured by real
                                     estate, mortgages or interests
                                     in real estate or mortgages, (b)
                                     purchase securities issued by
                                     companies that invest or deal in
                                     real estate or mortgages, (b)
                                     purchase securities issued by
                                     companies that invest or deal in
                                     real estate, mortgages or
                                     interests in real estate or
                                     mortgages, (c) engage in the
                                     purchase and sale of real estate
                                     as necessary to provide it with
                                     an office for the transaction of
                                     business or (d) acquire real
                                     estate or interests in real
                                     estate securing an issuer's
                                     obligations, in the event of a
                                     default by that issuer.

- TA IDEX Salomon All Cap            - The fund may not purchase or
                                     sell real estate, real estate
                                     mortgages, commodities or
                                     commodity contracts; however,
                                     the fund may: (a) purchase
                                     interests in real estate
                                     investment trusts or companies
                                     which invest in or own real
                                     estate if the securities of such
                                     trusts or companies are
                                     registered under the 1933 Act
                                     and are readily marketable or
                                     holding or selling real estate
                                     received in connection with
                                     securities it holds; and (b) may
                                     enter into futures contracts,
                                     including futures contracts on
                                     interest rates, stock indices
                                     and currencies, and options
                                     thereon, and may engage in
                                     forward currency contracts and
                                     buy, sell and write options on
                                     currencies. This policy shall
                                     not prohibit reverse repurchase
                                     agreements or deposits of assets
                                     to margin or guarantee positions
                                     in futures, options, swaps or
                                     forward contracts, or the
                                     segregation of assets in
                                     connection with such contracts.

PROPOSAL III.F - MAKING LOANS

- All funds except: TA IDEX          - The fund may not lend any          Each Fund may not make loans,
Salomon All Cap, TA IDEX             security or make any other loan      except as permitted under the
Transamerica Growth                  if, as a result, more than 25%       1940 Act, and as interpreted,
Opportunities, TA IDEX,              of the fund's total assets would     modified or otherwise permitted
Transamerica Equity, TA IDEX         be lent to other parties (but        by regulatory authority having
Clarion Real Estate Securities,      this limitation does not apply       jurisdiction, from time to time.
TA IDEX                              to purchases of commercial
                                     paper, debt securities, or to
                                     repurchase agreements).

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
Transamerica Conservative
High-Yield Bond, TA IDEX Marisco
Growth, TA IDEX Great Companies
- America, TA IDEX Great
Companies - Technology, TA IDEX
American Century Large Company
Value, TA IDEX American Century
International, TA IDEX
Transamerica Small/Mid Cap
Value, TA IDEX T. Rowe Price
Small Cap, TA IDEX T. Rowe Price
Tax-Efficient Growth, TA IDEX
Protected Principal Stock,
TA IDEX Federated Tax Exempt, TA
IDEX Van Kampen Emerging Markets
Debt, TA IDEX Evergreen
International Small Cap, TA IDEX
UBS Large Cap Value

- TA IDEX Salomon All Cap            - The fund may not make loans,
                                     except that the fund may
                                     purchase debt obligations in
                                     which the fund may invest
                                     consistent with its investment
                                     objectives and policies or enter
                                     into, and make loans of, its
                                     portfolio securities, as
                                     permitted under the 1940 Act.

- TA IDEX Transamerica Growth        - The fund may not lend its
Opportunities, TA IDEX               assets or money to other
Transamerica Equity                  persons, except through (a)
                                     purchasing debt obligations, (b)
                                     lending securities in an amount
                                     not to exceed 33 1/3% of the
                                     fund's assets taken at market
                                     value, (c) entering into
                                     repurchase agreements (d)
                                     trading in financial futures
                                     contracts, index futures
                                     contracts, securities indexes
                                     and options on financial futures
                                     contracts, options on index
                                     futures contracts, options on
                                     securities and options on
                                     securities indexes and (e)
                                     entering into variable rate
                                     demand notes.

- TA IDEX Clarion Real Estate        - The fund may not make loans,
Securities                           except that the fund (i) may
                                     lend portfolio securities with a
                                     value not exceeding one-third of
                                     the fund's total assets, (ii)
                                     enter into repurchase
                                     agreements, and (iii) purchase
                                     all or a portion of an issue of
                                     debt obligations (including
                                     privately issued debt
                                     obligations), loan participation
                                     interests, bank certificates of
                                     deposit, bankers' acceptances,
                                     debentures or other securities,
                                     whether or not the purchase is

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     made upon the original issuance
                                     of securities.

- TA IDEX Transamerica               - The fund may not make loans,
Conservative High-Yield Bond, TA     except to the extent the
IDEX Federated Tax Exempt            purchases of notes, bonds,
                                     bankers' acceptances or other
                                     evidence of indebtedness or the
                                     entry into repurchase agreements
                                     or deposits (including time
                                     deposits and certificates of
                                     deposit) with banks may be
                                     considered loans.

- TA IDEX Marisco Growth, TA         - The fund may not make loans,
IDEX Protected Principal Stock       except through (a) the purchase
                                     of debt obligations in
                                     accordance with the fund's
                                     investment objective and
                                     policies, (b) repurchase
                                     agreements with banks, brokers,
                                     dealers and other financial
                                     institutions, and (c) loans of
                                     securities as permitted by
                                     applicable law.

- TA IDEX Great Companies -          - The fund may not lend any
America, TA IDEX Great Companies     security or make any other loan
- Technology, TA IDEX Van Kampen     if, as a result, more than 33
Emerging Markets Debt                1/3% of its total assets would
                                     be lent to other parties (but
                                     this limitation does not apply
                                     to purchases of commercial
                                     paper, debt securities or to
                                     repurchase agreements).

- TA IDEX American Century Large     - The fund may not lend any
Company Value, TA IDEX American      security or make any other loan
Century International                if, as a result, more than 33
                                     1/3% of the fund's total assets
                                     would be lent to other parties,
                                     except (i) through the purchase
                                     of debt securities in accordance
                                     with its investment objective,
                                     policies and limitations or (ii)
                                     by engaging in repurchase
                                     agreements with respect to
                                     portfolio securities.

- TA IDEX Transamerica Small/Mid     - The fund may not lend any
Cap Value, TA IDEX T. Rowe Price     security although the fund may
Small Cap, TA IDEX T. Rowe Price     lend portfolio securities
Tax-Efficient Growth, TA IDEX        provided that the aggregate of
Evergreen International Small Cap    such loans do not exceed 33 1/3%
                                     of the value of the fund's total
                                     assets. The fund may purchase
                                     money market securities, enter
                                     into repurchase agreements and
                                     acquire publicly distributed or
                                     privately placed debt
                                     securities, and purchase debt.

- TA IDEX UBS Large Cap Value        - The fund may not lend any
                                     security or make any other loan,
                                     except through purchasing debt
                                     instruments, lending portfolio
                                     securities and entering into
                                     repurchase agreements consistent
                                     with the fund's investment
                                     objective and policies.

PROPOSAL III.G - CONCENTRATION OF INVESTMENTS

- All funds except: TA IDEX          - The fund may not invest 25% or     Each Fund may not "concentrate"
Clarion Real Estate;                 more of the fund's assets in the     its investments in
                                     securities of issuers

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
TA IDEX T. Rowe Price Health         primarily engaged in the same        a particular industry or group
Sciences, TA IDEX Protected          industry. Utilities will be          of industries (except those
Principal Stock, TA IDEX PIMCO       divided according to their           Funds listed below), except as
Real Return TIPS, TA IDEX            services; for example, gas, gas      permitted under the 1940 Act,
Federated Tax Exempt, TA IDEX        transmission, electric and           and as interpreted, modified or
Growth Opportunities, TA IDEX        telephone, and each will be          otherwise permitted by
Transamerica Equity, TA IDEX         considered a separate industry       regulatory authority having
Transamerica Conservative            for purposes of this                 jurisdiction from time to time,
High-Yield Bond, TA IDEX             restriction, provided that there     provided that, without limiting
Evergreen International Small Cap,   shall be no limitation on the        the generality of the foregoing
TA IDEX Marsico International        purchase of the obligations          this limitation will not apply
Growth                               issued or guaranteed by the U.S.     to securities issued or
                                     Government or its agencies or        guaranteed as to principal
                                     instrumentalities, or of             and/or interest by the U.S.
                                     certificates of deposit and          Government, its agencies or
                                     bankers' acceptances.                instrumentalities.

- TA IDEX UBS Large Cap Value        - The fund may not purchase
(additional restriction)             securities (other than U.S.
                                     government securities) of any
                                     issuer if, as a result of the
                                     purchase, more than 10% of the
                                     fund's total assets would be
                                     invested in the securities of the
                                     issuer, except that up to 25% of
                                     the value of the total assets of
                                     the fund may be invested without
                                     regard to this limitation. All
                                     securities of a foreign government
                                     and is agencies will be treated as
                                     a single issuer for purposes of
                                     this restriction.

- TA IDEX Clarion Real Estate        - The fund may not invest less       The TA IDEX Clarion Real Estate
Securities, TA IDEX Protected        than 25% of its assets in            Securities may concentrate in
Principal Stock                      securities of issuers primarily      securities of issuers in the
                                     engaged in the real estate           real estate industry.
                                     industry. The fund will not
                                     invest 25% or more of its assets
                                     in securities of issuers
                                     primarily engaged in any other
                                     single industry, provided that
                                     there shall be no limitation on
                                     the purchase of obligations
                                     issued or guaranteed by the U.S.
                                     Government or its agencies or
                                     instrumentalities.

- TA IDEX PIMCO Real Return TIPS     - The fund may not invest 25% or
                                     more of the fund's assets in the
                                     securities of issuers primarily
                                     engaged in the same industry.
                                     There shall be no limitation on
                                     the purchase of obligations
                                     issued or guaranteed by the U.S.
                                     Government or its agencies or
                                     instrumentalities, or of
                                     certificates of deposit and
                                     bankers' acceptances.

- TA IDEX Evergreen International    - The fund may not invest 25% or
Small Cap                            more of the fund's assets in the
                                     securities of issuers primarily
                                     engaged in the same industry.
                                     There shall be no limitation on
                                     the purchase of obligations issued
                                     or guaranteed by the U.S.
                                     Government or its agencies or
                                     instrumentalities, or of
                                     certificates of deposit and
                                     bankers' acceptances. Industry
                                     concentration will be determined
                                     in accordance with industry
                                     classifications used by the
                                     portfolio.

- TA IDEX Federated Tax Exempt       - The fund may not make
                                     investments that will result in
                                     the concentration of its
                                     investments in the securities of
                                     issuers primarily engaged in the
                                     same industry, provided that the
                                     fund may invest more than 25% of
                                     the value of its assets in
                                     industrial development bonds
                                     ("IDBs"). Government securities,
                                     municipal securities and bank
                                     instruments will not be deemed
                                     to constitute and industry. As
                                     to IBDs, the fund may purchase
                                     securities of an issuer
                                     resulting in the ownership of
                                     more than 25% of the fund's
                                     assets in one industry, and the
                                     fund reserves

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     the right to invest more than
                                     25% of its assets in industrial
                                     bonds in the same state.

- TA IDEX Marsico International      - The fund may not invest 25% or
Growth                               more of the fund's assets in the
                                     securities of issuers primarily
                                     engaged in the same industry
                                     (other than U.S. government
                                     securities).

- TA IDEX Transamerica Growth        - The fund may not purchase
Opportunities, TA IDEX               securities (other than U.S.
Transamerica Equity                  government securities) of any
                                     issuer if, as a result of the
                                     purchase, more than 5% of the
                                     fund's total assets would be
                                     invested in the securities of
                                     the issuer, except that up to
                                     25% of the value of the total
                                     assets of the fund may be
                                     invested without regard to this
                                     limitation. All securities of a
                                     foreign government and its
                                     agencies will be treated as a
                                     single issuer for purposes of
                                     this restriction.

                                     - The fund may not purchase more
                                     than 10% of the voting
                                     securities of any one issuer, or
                                     more than 10% of the outstanding
                                     securities of any class of
                                     issuer, except that (a) this
                                     limitation is not applicable to
                                     the fund's investments in
                                     government securities and (b) up
                                     to 25% of the value of the
                                     assets of the fund may be
                                     invested without regard to these
                                     10% limitations. All securities
                                     of a foreign government and its
                                     agencies will be treated as a
                                     single issuer for purposes of
                                     this restriction. These
                                     limitations are subject to any
                                     further limitations under the
                                     1940 Act.

                                     - The fund may not make short
                                     sales of securities or maintain
                                     a short position unless, at all
                                     times when a short position is
                                     open, the fund owns an equal
                                     amount of the securities or
                                     securities convertible into or
                                     exchangeable for, without
                                     payment of any further
                                     consideration, securities of the
                                     same issue as, and equal in
                                     amount to, the securities sold
                                     short.

                                     -  The fund may not purchase
                                     securities on margin, except
                                     that the fund may obtain any
                                     short-term credits necessary for
                                     the clearance of purchases and
                                     sales of securities. For
                                     purposes of this restriction,
                                     the deposit or payment of
                                     initial or variation margin in
                                     connection with futures
                                     contracts, financial futures
                                     contracts or related options,
                                     and options on securities, and
                                     options on securities indexes

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
                                     will not be deemed to be a
                                     purchase of securities on margin
                                     by the fund.

- TA IDEX Transamerica               - The fund may not pledge
Conservative High-Yield Bond         assets, except that the fund may
                                     pledge not more than one-third
                                     of its total assets (taken at
                                     current value) to secure
                                     borrowings made in accordance
                                     with the borrowing investment
                                     restriction. Initial margin
                                     deposits under interest rate
                                     futures contracts, which are
                                     made to guarantee the fund's
                                     performance under such
                                     contracts, shall not be deemed a
                                     pledging of fund assets for the
                                     purpose of this investment
                                     restriction. As a matter of
                                     non-fundamental operating
                                     policy, in order to permit the
                                     sale of shares of the fund under
                                     certain state laws, the fund
                                     will not pledge its assets in
                                     excess of an amount equal to 10%
                                     of its net assets unless such
                                     state restrictions are changed.

                                     - The fund may not invest in
                                     mineral leases.

                                     - The fund may not invest in
                                     bank time deposits with
                                     maturities of over 7 calendar
                                     days, or invest more than 10% of
                                     the fund's total assets in bank
                                     time deposits with maturities of
                                     from 2 business days through 7
                                     calendar days.

                                     - The fund may not purchase
                                     securities on margin or sell
                                     "short," but the fund may obtain
                                     such short-term credits as may
                                     be necessary for the clearance
                                     of purchases and sales of
                                     securities. (Initial and
                                     maintenance margin deposits and
                                     payment with respect to interest
                                     rate futures contracts are not
                                     considered the purchase of
                                     securities on margin.).

                                     - The fund may not purchase or
                                     retain the securities of any
                                     issuer, if, to the fund's
                                     knowledge, those officers and
                                     directors of the manager and
                                     sub-adviser who individually own
                                     beneficially more than 0.5% of
                                     the outstanding securities of
                                     such issuer together own
                                     beneficially more than 5% of
                                     such outstanding securities.

                                                                                   PROPOSED NEW
                                                                                   FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                     INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                  RESTRICTIONS
          -----                           -----------------------                  ------------
                                     - The fund may not invest in
                                     securities of other investment
                                     companies, except in the event
                                     of merger or reorganization with
                                     another investment company.

- TA IDEX T. Rowe Price              - The fund does not have a
Health Sciences                      fundamental restriction on
                                     investment concentration.

PROPOSAL III.H - COMMODITIES

- All funds except: TA IDEX          - The fund may not purchase or       Each Fund may not purchase
American Century Large Company       sell physical commodities other      physical commodities or
Value, TA IDEX American Century      than foreign currencies unless       contracts relating to physical
International, TA IDEX               acquired as a result of              commodities, except as permitted
Transamerica Value Balanced, TA      ownership of securities (but         under the 1940 Act, and as
IDEX Salomon All Cap, TA IDEX        this shall not prevent the fund      interpreted, modified or
Transamerica Growth                  from purchasing or selling           otherwise permitted by
Opportunities, TA IDEX               options, futures, swaps and          regulatory authority having
Transamerica Equity, TA IDEX         forward contracts or from            jurisdiction, from time to time.
Transamerica Conservative            investing in securities or other
High-Yield Bond, TA IDEX             instruments backed by physical
Transamerica Small/Mid Cap           commodities).
Value, TA IDEX T. Rowe Price
Small Cap, TA IDEX T. Rowe Price
Tax-Efficient Growth, TA IDEX
Great Companies - America, TA
IDEX Great Companies -
Technology, TA IDEX Marisco
Growth, TA IDEX Federated Tax
Exempt, TA IDEX Protected
Principal Stock, TA IDEX Evergreen
International Small Cap, TA IDEX
VBS Large Cap Value, TA IDEX Van
Kampen Emerging Markets Debt

- TA IDEX American Century Large     - The fund may not purchase or
Company Value, TA IDEX American      sell physical commodities unless
Century International, TA IDEX       acquired as a result of
Protected Principal Stock            ownership of securities or other
                                     instruments provided this
                                     limitation shall not prohibit
                                     the fund from purchasing or
                                     selling options and futures
                                     contracts or investment in
                                     securities or other instruments
                                     backed by physical commodities.

- TA IDEX Transamerica Value         - The fund may not purchase or sell
Balanced                             physical commodities unless
                                     acquired as a result of
                                     ownership of securities or other
                                     instruments (but this shall not
                                     prevent the fund from investing
                                     in securities or other
                                     instruments backed by physical
                                     commodities).

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
- TA IDEX Salomon All Cap            - The fund may not purchase or
                                     sell real estate, real estate
                                     mortgages, commodities or
                                     commodity contracts; however,
                                     the fund may: (a) purchase
                                     interests in real estate
                                     investment trusts or companies
                                     which invest in or own real
                                     estate if the securities of such
                                     trusts or companies are
                                     registered under the 1933 Act
                                     and are readily marketable or
                                     holding or selling real estate
                                     received in connection with
                                     securities it holds; and (b) may
                                     enter into futures contracts,
                                     including futures contracts on
                                     interest rates, stock indices
                                     and currencies, and options
                                     thereon, and may engage in
                                     forward currency contracts and
                                     buy, sell and write options on
                                     currencies. This policy shall
                                     not prohibit reverse repurchase
                                     agreements or deposits of assets
                                     to margin or guarantee positions
                                     in futures, options, swaps or
                                     forward contracts, or the
                                     segregation of assets in
                                     connection with such contracts.

- TA IDEX Transamerica Growth        - The fund may not invest in
Opportunities, TA IDEX               commodities, except that the
Transamerica Equity                  fund may invest in futures
                                     contracts (including financial
                                     futures contracts or securities
                                     index futures contracts) and
                                     related options and other
                                     similar contracts as described
                                     in this Statement of Additional
                                     Information and in the
                                     prospectus.

- TA IDEX Transamerica               - The fund may not purchase or
Conservative High-Yield Bond         sell commodities or commodity contracts,
                                     except that the fund may purchase and sell
                                     interest rate futures contracts
                                     for hedging purposes as set
                                     forth in the prospectus.

-  TA IDEX Transamerica              - The fund may not purchase or
Small/Mid Cap Value, TA IDEX T.      sell physical commodities (but this
Rowe Price Small Cap, TA IDEX T.     shall not prevent the fund from
Rowe Price Tax-Efficient Growth,     entering into future contracts
TA IDEX Great Companies - America,   and options thereon).
TA IDEX Great Companies -
Technology, TA IDEX Evergreen
International Small Cap, TA IDEX
Van Kampen Emerging Markets Debt

                                                                                 PROPOSED NEW
                                                                                 FUNDAMENTAL
                                            CURRENT FUNDAMENTAL                   INVESTMENT
          FUNDS                           INVESTMENT RESTRICTIONS                RESTRICTIONS
          -----                           -----------------------                ------------
- TA IDEX Marisco Growth             - The fund may not purchase or
                                     sell physical commodities (but
                                     this shall not prevent the fund
                                     from investing in currency and
                                     financial instruments and
                                     contracts that are commodities
                                     or commodity contracts).

- TA IDEX Federated Tax Exempt       - The fund may not purchase or
                                     sell commodities, provided that
                                     the fund may purchase securities
                                     of companies that deal in
                                     commodities. For purposes of
                                     this restriction, investments in
                                     transactions involving futures
                                     contracts and options, forward
                                     currency contracts, swap
                                     transactions and other financial
                                     contracts that settle by payment
                                     of cash are not deemed to be
                                     investments in commodities.

- TA IDEX UBS Large Cap Value        - The fund may not purchase or sell
                                     physical commodities or commodity
                                     contracts except currencies, forward
                                     currency contracts, futures contracts
                                     and options.

                                                                      APPENDIX E

  FUND         SHARES OUTSTANDING(AS OF    NUMBER OF VOTES
                   ________________)

                                                                      APPENDIX F

As of the Record Date, the following persons owned of record or beneficially 5% or more of an outstanding class of shares of the indicated Funds:

  FUND     HOLDER OF SECURITIES AND ADDRESS    CLASS     SHARES OWNED     % OWNED
  ----     --------------------------------    -----     ------------     -------

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]
                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-233-4339

                                 [NAME OF FUND]

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 11, 2005
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRANSAMERICA
                                IDEX MUTUAL FUNDS

The undersigned hereby appoint(s) John K. Carter and Brian C. Scott, or either one of them, proxies, with full power of substitution, to vote and act with respect to all shares of __________________ ("Fund") which the undersigned is entitled to vote at the Meeting of shareholders of the Fund to be held at the office of Transamerica IDEX Mutual Funds ("TA IDEX") at 570 Carillon Parkway, St. Petersburg, Florida 33716 on _____________, 2004 at ________ Eastern time and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made for a Proposal, the proxy will be voted "FOR" that proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

TA IDEX encourages all shareholders to vote their proxies.

We provide the following convenient methods of voting:

1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or instead vote by

2. TELEPHONE; or

3. INTERNET

by following the enclosed instructions [PLEASE INCLUDE]. If you choose to vote by telephone or via the Internet, DO NOT return your proxy card unless you later decide to change your vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

I. To elect Trustees to the Board of Trustees of TA IDEX:

   For All [ ]   Against All [ ]   For All Except (insert number(s))___________

(1) Peter R. Brown          (2) Daniel Calabria      (3) Janice B. Case
(4) Charles C. Harris       (5) Leo J. Hill          (6) Russell A. Kimball, Jr.
(7) William W. Short, Jr.   (8) John Waechter        (9) Jack E. Zimmerman
(10) Brian C. Scott         (11) Thomas P. O'Neill

II. To approve a proposed Agreement and Plan of Reorganization and Termination, and the transactions contemplated thereby with respect to the Fund:

    For [ ]      Against  [ ]      Abstain [ ]

III. To approve changes to the fundamental investment restrictions of the Fund:

(A) Diversification          (B) Borrowing      (C) Senior Securities
(D) Underwriting Securities  (E) Real Estate    (F) Making Loans
(G) Concentration            (H) Commodities   [(I) ADD ADDITIONAL CHANGES ONLY
FOR THE CONCERNED FUNDS.]

     For All [ ]   Against All [ ]   Abstain for All [ ]

      If you do not wish to approve certain investment restriction(s) changes, please write the letter(s) of the sub-proposal on the line below:

      Sub-proposal(s) III- ____________________________________________________

_________________________________                      ________________________
Signature                                                        Date

_________________________________                      ________________________
Signature (if held jointly)                                      Date

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.